UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Overstock.com, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

799 W. Coliseum Way
Midvale, Utah 84047
Special Note to Stockholders
Dear Fellow Stockholders:
At our 2022 Annual Meeting, we will ask you to approve amendments to facilitate the conversion of our Digital Voting Series A-1 Preferred Stock (OSTKO) and Voting Series B Preferred Stock (OSTBP) into common stock (OSTK).
These changes will allow Overstock to consolidate its equity structure into one class of stock and bring value to shareholders by streamlining the company’s reporting obligations, reducing cost and effort associated with maintaining shares on different trading platforms, preventing confusion associated with inconsistent stock prices, improving liquidity for holders of preferred shares, and streamlining shareholder voting processes. We are asking to do this conversion now as it helps Overstock simplify its capital structure and direct focus and attention on its core ecommerce business.
The Board of Directors is fully supportive of this conversion and believes it will help us achieve our business objectives while delivering value to the Company’s stockholders. The Board encourages you to support this conversion to help the Company achieve its goals.
Thank you for being a shareholder. We appreciate your ownership and support.
Sincerely,

Allison H. Abraham Chairwoman of the Board of Directors	Jonathan E. Johnson III Chief Executive Officer
Midvale, Utah
March [23], 2022

799 W. Coliseum Way
Midvale, Utah 84047
Notice of Annual Meeting of Stockholders
To Be Held at 1:00 p.m. Mountain Time on May 12, 2022
Dear Fellow Stockholders:
We cordially invite you to attend the 2022 Annual Meeting of Stockholders of Overstock.com, Inc. (the “Company”) at 1:00 p.m. Mountain Time on May 12, 2022. Due to the ongoing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, stockholders, and our community, the meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can examine the list of registered stockholders entitled to vote at the meeting, submit questions, and vote online. The meeting can be accessed by visiting www.meetnow.global/MDDV5FJ and entering your control number (which can be found on your proxy card or notice of internet availability mailed to you).
At the meeting, holders of our common stock, our Digital Voting Series A-1 Preferred Stock, and our Voting Series B Preferred Stock (collectively, our “Voting Shares”) will vote on the following matters:
1.
The election of three Class II directors of the Company, each to serve a term of three years. The Company’s Board of Directors intends to present Joseph J. Tabacco, Jr., Dr. Robert J. Shapiro, and Barbara H. Messing for election to the Board;

2.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.
The approval and adoption of an amendment to the Company’s Amended and Restated Certificate of Designation for the Digital Voting Series A-1 Preferred Stock, as set forth in Appendix A to the attached Proxy Statement, to provide that each share of Digital Voting Series A-1 Preferred Stock will be automatically converted into 0.90 of a share of common stock (the “Series A-1 Preferred Proposal”) upon the effective time of the amendment, which proposal is conditioned on the adoption of the Series B Preferred Proposal (as defined below);

4.
The approval and adoption of an amendment to the Company’s Amended and Restated Certificate of Designation for the Voting Series B Preferred Stock, as set forth in Appendix B to the attached Proxy Statement, to provide that each share of Voting Series B Preferred Stock will be automatically converted into 0.90 of a share of common stock (the “Series B Preferred Proposal”) upon the effective time of the amendment, which proposal is conditioned on the adoption of the Series A-1 Preferred Proposal; and

5.
The approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve either the Series A-1 Preferred Proposal or the Series B Preferred Proposal.

Stockholders will also consider and act upon any other matter properly coming before the Annual Meeting.
Following the meeting, we will discuss our business and answer appropriate questions.
Holders of record of shares of our Voting Shares at the close of business on March 14, 2022 are entitled to vote at the meeting and any postponements or adjournments. To ensure that your vote is recorded promptly, please submit a proxy as soon as possible, even if you plan to virtually attend the meeting. We encourage you to submit a proxy to have your shares voted at the meeting via the internet or by telephone. If you received a printed set of proxy materials, you also have the option of submitting your proxy by completing, signing, dating, and returning the proxy card that accompanied the printed materials. Submitting your vote via the internet or by telephone or proxy card will not affect your right to vote at the meeting if you decide to attend virtually.

We are mailing to some of our stockholders a notice of internet availability of proxy materials instead of a paper copy of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”). The notice contains instructions on how to access those documents via the internet. The notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our 2021 Form 10-K and a form of proxy card or voting instruction card, as applicable. Stockholders who do not receive a notice of internet availability of proxy materials will receive a paper copy of the proxy materials by mail. We anticipate that this process will minimize the costs of printing and distributing our proxy materials.
By Order of the Board of Directors,

Allison H. Abraham Chairwoman of the Board	Jonathan E. Johnson III Director & Chief Executive Officer
Midvale, Utah
March [23], 2022

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 12, 2022.
The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at http://www.overstock.com/proxy.
Whether or not you plan to virtually attend the meeting, please submit your proxy via the internet, telephone, or by completing, signing, dating, and returning your Proxy Card in the enclosed prepaid business reply envelope.

Overstock.com, Inc.
799 W. Coliseum Way
Midvale, Utah 84047
Proxy Statement
Annual Meeting of Stockholders
To Be Held at 1:00 p.m. Mountain Time on May 12, 2022
General
Our Board of Directors (the “Board”) is soliciting proxies for the 2022 Annual Meeting of Stockholders of Overstock.com, Inc. (“Overstock,” the “Company,” “we” or “our”), which will be held at 1:00 p.m. Mountain Time on May 12, 2022. The meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can examine the list of registered stockholders entitled to vote at the meeting, submit questions, and vote online. The meeting and the list of registered stockholders can be accessed by visiting www.meetnow.global/MDDV5FJ and entering your control number (which can be found on your proxy card or notice of internet availability mailed to you). This Proxy Statement contains important information for you to consider when deciding how to vote on the matters before the meeting.
We have elected to provide access to our proxy materials to our stockholders via the internet. Accordingly, a notice of internet availability of proxy materials has been mailed to most of our stockholders, while other stockholders have instead received paper copies of the proxy materials accessible via the internet. Stockholders who received the notice of internet availability of proxy materials can access the proxy materials at http://www.overstock.com/proxy or request that a printed set of the proxy materials be sent to them by following the instructions set forth on the notice of internet availability of proxy materials.
Please follow the instructions on the notice of internet availability mailed to you for details on how to request future proxy materials be sent to you electronically by e-mail or in printed form by mail on an ongoing basis. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials or a link to a special website to access our proxy materials. Your election to receive proxy materials by e-mail or printed form by mail will remain in effect until you terminate it.
Choosing to receive future proxy materials by e-mail will allow us to provide you with the proxy materials you need in a timelier manner, will save us the cost of printing and mailing documents to you, and be more environmentally responsible.
Our principal offices are located at 799 W. Coliseum Way, Midvale, Utah 84047, and our telephone number is (801) 947-3100.
Record Date and Voting Securities
The Board set March 14, 2022 as the record date for the meeting (“Record Date”). Stockholders who owned shares of our common stock, our Digital Voting Series A-1 Preferred Stock (“Series A-1 Preferred Stock”), and our Voting Series B Preferred Stock (“Series B Preferred Stock” and, together with the common stock and Series A-1 Preferred Stock, collectively, our “Voting Shares”) at the close of business on that date are entitled to virtually attend and vote at the meeting. Each Voting Share is entitled to one vote. At the Record Date, a total of [47,755,444] Voting Shares were outstanding and entitled to vote at the meeting, consisting of 4,203,576 shares of Series A-1 Preferred Stock, 356,713 shares of Series B Preferred Stock, and [43,195,155] shares of common stock. A majority of the outstanding Voting Shares present at the meeting or by proxy will constitute a quorum for the transaction of business. With respect to the Series A-1 Preferred Proposal, a quorum will also require a majority of the outstanding shares of Series A-1 Preferred Stock and with respect to the Series B Preferred Proposal, a quorum will also require a majority of the outstanding shares of Series B Preferred Stock.
If you were a stockholder as of the close of business on the Record Date and have a control number, you may vote at and ask questions during the meeting by following the instructions available on the virtual meeting website. You may still submit your vote in advance of the meeting via the internet or by telephone or proxy card, as instructed in the Proxy Statement and notice of internet availability. If you do not have your control number, you may attend the Annual Meeting as a guest (non-stockholder), but you will not have the option to vote your shares or ask questions during the virtual meeting.
2022 Proxy Statement | i

Attendance and Participation
To access the virtual meeting please visit www.meetnow.global/MDDV5FJ. To login to the virtual meeting, you have two options: Join as a “Guest” or Join as a “Stockholder”. If you join as a “Stockholder” you will be required to enter a control number. Your control number can be found on your proxy card, voter instruction form (VIF), or notice of internet availability mailed to you. Closed captioning will be provided for the duration of the virtual meeting. The list of our registered stockholders entitled to vote at the Annual Meeting will be available for viewing by stockholders during the Annual Meeting for any purpose germane to the meeting by accessing the virtual meeting website at www.meetnow.global/MDDV5FJ. The list will also be available for inspection for at least 10 days prior to the Annual Meeting at the Company’s principal place of business located at 799 W. Coliseum Way, Midvale, Utah 84047. An audio replay of the virtual meeting will be available at http://investors.overstock.com within three days of the meeting date.
If you encounter any technical difficulties with the virtual meeting website on the meeting day during either the check-in or the meeting itself, please call the technical support number at (781) 575-2748 or toll-free at (888) 724-2416. The technical support number will also be posted on the virtual meeting website.
Proxy Materials
Voting materials, which include this Proxy Statement, the proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”) are first being sent or made available to stockholders on or about March [23], 2022.
The date of this Proxy Statement is March [23], 2022.
ii | 2022 Proxy Statement

Employment Agreements	43
Retirement Benefits	44
Role of Compensation Consultants	44
Elements of Compensation	44
Nonqualified Deferred Compensation Plan	46
Executive Compensation Action Taken After Year-End	47
Timing of Equity Awards	48
Severance and Change of Control Arrangements	48
Security Ownership Requirements	49
Hedging Policy	49
Compensation Committee Report	50
Compensation Tables and Narratives	51
Compensation Paid to Executive Officers	51
Summary Compensation Table	51
Grants of Plan-Based Awards	53
Outstanding Equity Awards at Fiscal Year-End	54
Option Exercises and Stock Vested in 2021	55
Nonqualified Deferred Compensation Plan	55
Compensation of Directors	55
Director Compensation Table	57
Potential Payments Upon Termination or Change of Control	57
Acceleration upon change of control	57
No acceleration of equity awards upon retirement, death, disability	59
Deferred Compensation Plan	59
CEO Pay Ratio	59
Equity Compensation Plan Information	60
Report of the Audit Committee	61
Share Ownership of Management, Directors, Nominees and 5% Stockholders	62
Other Information	64
Certain Relationships and Related Party Transactions	64
Delinquent Section 16(a) Reports	64
Householding	64
Procedure for Nominating Directors for Election at an Annual Meeting or a Special Meeting	65
Procedure for Submitting Other Matters at an Annual Meeting	66
Procedure for Submitting Rule 14a-8 Stockholder Proposals	66
Other Matters that May Come Before the Annual Meeting	67
Appendix A - Proposed Amendment to the Amended and Restated Certificate of Designation of Digital Voting Series A-1 Preferred Stock of Overstock.com, Inc. Relating to the Series A-1 Preferred Proposal	A-1
Appendix B - Proposed Amendment to the Amended and Restated Certificate of Designation of Voting Series B Preferred Stock of Overstock.com, Inc. Relating to the Series B Preferred Proposal	B-1
Appendix C - Opinion of Financial Advisor	C-1
2022 Proxy Statement | iii

Questions and Answers about the Annual Meeting and Procedural Matters
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters outlined in the meeting notice provided with this Proxy Statement, including:
•	the election of three Class II directors;
•	the ratification of our Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for 2022;
•
the approval and adoption of an amendment to the Company’s Amended and Restated Certificate of Designation for the Series A-1 Preferred Stock, as set forth in Appendix A, to provide that each share of Digital Voting Series A-1 Preferred Stock will be automatically converted into 0.90 of a share of common stock (the “Series A-1 Preferred Proposal”), which proposal is conditioned on the adoption of the Series B Preferred Proposal (as defined below);

•
the approval and adoption of an amendment to the Company’s Amended and Restated Certificate of Designation for the Series B Preferred Stock, as set forth in Appendix B, to provide that each share of Voting Series B Preferred Stock will be automatically converted into 0.90 of a share of common stock (the “Series B Preferred Proposal”), which proposal is conditioned on the adoption of the Series A-1 Preferred Proposal; and

•
the approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve either the Series A-1 Preferred Proposal or the Series B Preferred Proposal (the “Adjournment Proposal”).

Who can vote at the Annual Meeting?
Stockholders of record who owned Voting Shares at the close of business on March 14, 2022 (the “Record Date”) may virtually attend and vote at the Annual Meeting. Holders of Voting Shares are entitled to cast one vote for each share of common stock, Series A-1 Preferred Stock, and Series B Preferred Stock held by them on the Record Date. At the Record Date, a total of [47,755,444] Voting Shares were outstanding and entitled to vote at the Annual Meeting, consisting of 4,203,576 shares of Series A-1 Preferred Stock, 356,713 shares of Series B Preferred Stock, and [43,195,155] shares of common stock.
What are the recommendations of the Board?
Overstock’s Board unanimously recommends votes:
“FOR” the election of each of the nominated directors named in this Proxy Statement (see Proposal 1);
“FOR” the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (see Proposal 2);
“FOR” the Series A-1 Preferred Proposal (see Proposal 3);
“FOR” the Series B Preferred Proposal (see Proposal 4); and
“FOR” the approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve either the Series A-1 Preferred Proposal or the Series B Preferred Proposal (see Proposal 5).
What is a quorum?
The presence virtually or by proxy of the holders of a majority of Voting Shares outstanding on the Record Date will be necessary to constitute a quorum for the Annual Meeting. With respect to the Series A-1 Preferred Proposal (Proposal 3) and the Series B Preferred Proposal (Proposal 4), a quorum will also require a majority of the outstanding shares of Series A-1 Preferred Stock and a majority of the outstanding shares of Series B Preferred Stock. In addition, the presence of holders of a
2022 Proxy Statement | 1

Questions and Answers about the Annual Meeting and Procedural Matters majority of the outstanding shares of Series A-1 Preferred Stock will be required for the Series A-1 Proposal (Proposal 3) and the presence of holders of a majority of the outstanding shares of Series B Preferred Stock will be required for the Series B Proposal (Proposal 4). Voting Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as present and entitled to vote for purposes of determining the presence of a quorum. The inspector of election will tabulate the proxies and votes cast prior to the meeting and at the meeting to determine whether a quorum is present.
How do I vote?
You may submit your proxy to have your shares voted via the internet, by telephone, or virtually at the Annual Meeting. If you received printed proxy materials, you also have the option of submitting your proxy card by mail. In addition, you can virtually attend the meeting and vote by following the instructions available on the virtual meeting website. The designated proxies will vote according to your instructions; however, if you are a registered stockholder and you return an executed proxy card without specific instructions on how to vote, the proxies will vote:
“FOR” the election of each of the nominated directors named in Proposal 1;
“FOR” the ratification of KPMG LLP as our independent registered public accounting firm in Proposal 2;
“FOR” the approval of the Series A-1 Preferred Proposal as set forth in Proposal 3;
“FOR” the approval of the Series B Preferred Proposal as set forth in Proposal 4; and
“FOR” the approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve either the Series A-1 Preferred Proposal in Proposal 4 or the Series B Preferred Proposal in Proposal 5.
If you are a “street name” stockholder and you do not return instructions on how to vote to your broker, your shares will not be voted except on Proposals 2 and 5. The voting of shares held by “street name” stockholders is further discussed below. Additionally, in order to vote at the meeting, you will need to obtain a signed legal proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares. If you have the broker’s proxy, you may vote by ballot virtually at the meeting.
If you hold Voting Shares in a retirement or savings plan or other similar plan, you may submit your vote via the internet or by telephone or by means of the direction on the proxy card. The trustee or administrator of the plan will vote according to your directions and the rules of the plan.
How can I attend the meeting with the ability to ask a question and/or vote?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date (“Registered Holder”), or if you hold a valid legal proxy for the Annual Meeting if you are a beneficial holder and hold your shares through an intermediary, such as a bank or broker (“Beneficial Holder”). No physical meeting will be held. As a Registered Holder, you will be able to attend the Annual Meeting online, review the list of registered stockholders entitled to vote at the meeting, ask a question, and vote by visiting www.meetnow.global/MDDV5FJ and following the instructions on your notice, proxy card, or on the instructions that accompanied your proxy materials.
If you are a Beneficial Holder and want to attend the Annual Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:
1)	Registration in Advance of the Annual Meeting
Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Overstock.com holdings along with your name and email address to Computershare.

Requests for registration as set forth in (1) above must be labeled as “Legal Proxy” and be received no later than 3:00 p.m. Mountain Time on May 5, 2022. You will receive a confirmation of your registration by email after we receive your registration materials.

2 | 2022 Proxy Statement

Questions and Answers about the Annual Meeting and Procedural Matters
Requests for registration should be directed to us at the following:
By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com.
By mail:	Computershare Overstock.com Legal Proxy P.O. Box 43001 Providence, RI 02940-3001
2)	Register at the Annual Meeting
Beneficial Holder Access to Virtual Meetings 2022 Proxy Season

For the 2022 proxy season, an industry solution has been agreed upon to allow Beneficial Holders to register online at the Annual Meeting to attend, ask questions, and vote. We expect that the vast majority of Beneficial Holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to Beneficial Holders only, and there is no guarantee this option will be available for every type of Beneficial Holder voting control number. The inability to provide this option to any or all Beneficial Holders shall in no way impact the validity of the Annual Meeting. Beneficial Holders may choose the Register in Advance of the Annual Meeting option above, if they prefer to use the traditional, paper-based option.

In any event, please go to www.meetnow.global/MDDV5FJ for more information on the available options and registration instructions.

The online meeting will begin promptly at 1:00 p.m. Mountain Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

Do I need to register to attend the meeting virtually?
Registration is only required if you are a Beneficial Holder, as set forth above.
How can I vote online at the meeting?
If you are a Registered Holder follow the instructions on the notice, email, or proxy card that you received to access the meeting.
If you are a Beneficial Holder, please see the registration options set forth in numbers (1) and (2) above.
Online voting will be available during the meeting.
Why are you holding a virtual meeting instead of a physical meeting?
We are pleased to embrace the latest technology to provide expanded access and improved communication for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with internet access. We also believe holding a virtual meeting this year will help safeguard the health of all meeting participants in view of the concerns regarding the ongoing coronavirus pandemic.
What if I have trouble accessing the Annual Meeting virtually?
The virtual meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call 1-888-724-2416.
What happens if a nominee is unable to stand for election?
2022 Proxy Statement | 3

Questions and Answers about the Annual Meeting and Procedural Matters
The Nominating and Corporate Governance Committee of the Board of Directors may select a substitute nominee. In that case, if you have submitted your proxy via the internet or by telephone or completed and returned your proxy card or voting instruction card, the proxy holders will have the discretion to vote your shares for the substitute nominee. They cannot vote for more than the three Class II nominees.
Can I submit a proxy via the internet or by telephone?
You may submit your proxy to have your shares voted at the Annual Meeting via the internet or by telephone by following the instructions contained in the notice of internet availability of proxy materials. If you received a printed set of proxy materials, you may submit your proxy via the internet or by telephone by following the instructions contained on the proxy card that accompanied the printed materials.
If you are a registered stockholder, the deadline for submitting your proxy by telephone or via the internet is 11:59 p.m. Eastern Time on May 11, 2022. If you are a participant in the Overstock 401(k) plan, the deadline for submitting your voting directions by telephone or via the internet is 11:59 p.m. Eastern Time on May 9, 2022.
Can I change my vote or revoke my proxy?
Subject to the deadlines set forth in the paragraph above, you may change your vote at any time before such deadline by re-submitting your proxy via the internet or by telephone or by virtually attending the Annual Meeting and voting at the Annual Meeting by filling out an online ballot.
If you have delivered a proxy, you may revoke your proxy at any time before your shares are voted by filing with our Corporate Secretary a written notice of revocation at our Company headquarters at the address shown on the first page of this Proxy Statement. The revocation must be received prior to the time your shares are voted. At the meeting, you also may revoke your proxy by voting via online ballot at the virtual stockholder meeting. Your virtual attendance at the meeting will not by itself revoke your proxy.
If your shares are held in “street name” or you are a participant in the Overstock 401(k) plan, please contact your broker, nominee, trustee, or administrator to determine whether and how you will be able to revoke or change your vote.
Why did I receive a notice of internet availability of proxy materials instead of a full set of the proxy materials?
To be environmentally conscious, and in accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”) which allow companies to furnish their proxy materials via the internet, we sent some of our stockholders a notice of internet availability of proxy materials for this year’s Annual Meeting of stockholders. Other stockholders were instead sent paper copies of the proxy materials accessible via the internet. Instructions on how to access the proxy materials via the internet or to request a paper copy can be found in the notice of internet availability of proxy materials. In addition, stockholders may request proxy materials in printed form, by mail, or electronically by e-mail on an ongoing basis by following the instructions on the notice of internet availability mailed to you. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.
Can I vote my shares by filling out and returning the notice of internet availability of proxy materials?
No, but the notice of internet availability of proxy materials provides instructions on how to vote your shares.
What is the voting requirement to approve each of the proposals?
Assuming a quorum is present, the matters to come before the Annual Meeting that are listed in the Notice of Annual Meeting of Stockholders require the votes described below to be approved.
Proposal 1—Election of Directors—Directors to our Board are elected by a plurality of the votes cast by the holders of Voting Shares, meaning that the nominee(s) for the applicable election receiving the highest number of Voting Shares voted “for” their election will be elected as members of the Board of Directors. This year, such nominees would be elected as Class II members of the Board of Directors. Our director resignation policy requires that if any nominee for director fails to receive a greater number of “for” votes than “withheld” votes in an uncontested election (such as at the Annual Meeting), such person
4 | 2022 Proxy Statement

Questions and Answers about the Annual Meeting and Procedural Matters must tender his or her resignation to the Chairperson of the Board within five business days following certification of the vote. See “The Board—Director Resignation Policy.”
With respect to the election of directors, you may vote “for” or “withhold” authority to vote for any nominee for election. If you “withhold” authority to vote with respect to any director nominee, your vote will have no effect on the election of such nominee. Broker non-votes also will have no effect on the election of directors. There is no cumulative voting in the election of directors.
Proposal 2—Ratification of our Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm—the affirmative vote of the holders of a majority of the shares of Voting Shares present virtually or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal. Abstentions will have no effect on the determination of whether this proposal has received the vote of a majority of Voting Shares present virtually or represented by proxy and voting at the meeting. However, abstentions could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.
Proposal 3—Series A-1 Preferred Proposal – Approval of amendment to the Amended and Restated Certificate of Designation of our Series A-1 Preferred Stock to make Series A-1 Preferred Stock automatically convert into common stock—the affirmative votes of the holders of a majority of the issued and outstanding shares of (i) Voting Shares, voting together as a class, (ii) Series A-1 Preferred Stock, voting as a separate series, and (iii) Series A-1 Preferred Stock and Series B Preferred Stock, voting together as a class, is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal. Abstentions and broker non-votes will have the effect of votes “against” this proposal.
Proposal 4—Series B Preferred Proposal – Approval of amendment to the Amended and Restated Certificate of Designation of our Series B Preferred Stock to make Series B Preferred Stock automatically convert into common stock—the affirmative votes of the holders of a majority of the issued and outstanding shares of (i) Voting Shares, voting together as a class, (ii) Series B Preferred Stock, voting as a separate series, and (iii) Series A-1 Preferred Stock and Series B Preferred Stock, voting together as a class, is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal. Abstentions and broker non-votes will have the effect of votes “against” this proposal.
Proposal 5—Adjournment Proposal – Approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve either the Series A-1 Preferred Proposal or the Series B Preferred Proposal—the affirmative vote of the holders of a majority of the shares of Voting Shares present virtually or represented by proxy. You may vote “for,” “against,” or “abstain” on this proposal. Abstentions will have the effect of a vote “against” the proposal.
What happens if both the Series A-1 Preferred Proposal and the Series B Preferred Proposal are approved?
If both the Series A-1 Preferred Proposal and the Series B Preferred Proposal are approved by our stockholders, we will file the amendments to the amended and restated certificates of designation for both the Series A-1 Preferred Stock and the Series B Preferred Stock, in the forms attached to this Proxy Statement as Appendix A and Appendix B, respectively, with the Delaware Secretary of State.
Upon filing of these amendments, all outstanding shares of Series A-1 Preferred Stock will automatically convert into 0.90 of a share of common stock, and all outstanding shares of Series B Preferred Stock will automatically convert into 0.90 of a share of common stock, in each case without any further action by the Company or our stockholders.
What happens if only one of the Series A-1 Preferred Proposal and the Series B Preferred Proposal is approved?
The Series A-1 Preferred Proposal and the Series B Preferred Proposal are each conditioned on approval of the other proposal. If our stockholders approve one such proposal but not the other, we will not file the amendments to the amended and restated certificates of designation for either the Series A-1 Preferred Stock or Series B Preferred Stock. In that event, the preferred stock will not be converted into shares of our common stock, and holders of our Series A-1 Preferred Stock and Series B Preferred Stock will continue to hold those shares of preferred stock.
2022 Proxy Statement | 5

Questions and Answers about the Annual Meeting and Procedural Matters
How did the Board determine the fairness of the conversion terms in the Series A-1 Preferred Proposal and the Series B Preferred Proposal to the Company’s stockholders?
In reaching its conclusion that the Series A-1 Preferred Proposal and the Series B Preferred Proposal is in our best interests and the best interests of all our stockholders, the Board consulted our management, legal counsel, and financial advisors regarding the terms of the proposed amendment to the Series A-1 Certificate of Designation and the proposed amendment to the Series B Certificate of Designation and considered a number of factors, including the following material factors:
•	The limited trading volume and limited liquidity of the Series A-1 Preferred Stock;
•
Although the Series A-1 Preferred Stock is intended to have similar voting and dividend rights and rights upon liquidation as our common stock, the trading price of the Series A-1 Preferred Stock has been, and may be in the future, substantially lower than the trading price of our common stock;

•	The Company’s disposition of a controlling interest in its blockchain businesses and corresponding emphasis on retail;
•	The limited quantity and liquidity of the Series B Preferred Stock; and
•
Although the Series B Preferred Stock is intended to have similar voting and dividend rights and rights upon liquidation as our common stock, the trading price of the Series B Preferred Stock has been at times, and may be in the future, substantially lower than the trading price of our common stock.

In addition, in reaching its conclusion that the Series A-1 Preferred Proposal and the Series B Preferred Proposal is in the Company’s interests, the Board considered the financial analyses reviewed by Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) with the Board, as well as the opinion of Houlihan Lokey rendered to the Board on March 3, 2022, as to the fairness, from a financial point of view, to the Company of the number of shares of common stock into which each share of Series A-1 Preferred Stock would be converted pursuant to the proposed amendment to the Series A-1 Certificate of Designation and the number of shares of common stock into which each share of Series B Preferred Stock would be converted pursuant to the proposed amendment to the Series B Certificate of Designation.
What are broker non-votes?
Stockholders who hold their shares through a broker or other nominee (in “street name”) must provide specific instructions to their brokers or other nominee as to how to vote their shares, in the manner prescribed by their broker or other nominee. In the absence of instructions, brokers and nominees typically have the discretion to vote such shares on routine matters, namely the ratification of the appointment of auditors, but not on non-routine matters. If a broker or nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item because it is a non-routine matter, a “broker non-vote” occurs.
Which proposals are considered “routine” or “non-routine”?
Proposal 2 (the proposed ratification of our independent registered public accounting firm) and Proposal 5 (the Adjournment Proposal) are considered routine matters. A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposals 2 and 5. Proposals 1, 3, and 4 are considered non-routine and, therefore, brokers cannot vote shares with respect to such proposals with respect to shares that the broker does not receive instructions.
How many shares of Voting Shares are outstanding and entitled to vote at the meeting?
At the Record Date, a total of [47,755,444] Voting Shares were outstanding and entitled to vote at the meeting, consisting of 4,203,576 shares of Series A-1 Preferred Stock, 356,713 shares of Series B Preferred Stock, and [43,195,155] shares of common stock.
Are any shares entitled to a class vote on any of the proposals to be considered at the meeting?
No shares of any class are entitled to a class vote on Proposals 1, 2, and 5. The Series A-1 Preferred Stock is entitled to a separate series vote on Proposal 3. The Series B Preferred Stock is entitled to a separate series vote on Proposal 4. In
6 | 2022 Proxy Statement

Questions and Answers about the Annual Meeting and Procedural Matters addition, the Series A-1 Preferred Stock and Series B Preferred Stock are entitled to a vote as a single class on each of Proposals 3 and 4.
How many votes are required to approve other matters that may come before the stockholders at the meeting?
The affirmative vote of the holders of a majority of the Voting Shares represented and voting at the meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve any other matters that may properly come before the meeting, unless a different vote is required by law, by our Certificate of Incorporation, by our bylaws or applicable law.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
Where do I find the voting results of the meeting?
We will announce preliminary voting results at the meeting. We will also file a Form 8-K with the SEC reporting the results within four business days after the date of the meeting. You can get a copy of that Form 8-K by e-mailing Overstock Investor Relations at ir@overstock.com or through the EDGAR system at https://www.sec.gov. You can also get a copy from our website at http://investors.overstock.com/financial-information/sec-filings.
Who pays for the proxy solicitation process?
The solicitation is made on behalf of the Company and its Board of Directors. We will pay the costs of soliciting proxies, including the cost of preparing, posting, and mailing proxy materials. In addition to soliciting stockholders by mail, we will request brokers, banks, and other nominees to solicit their customers who hold shares of our common stock, Series A-1 Preferred Stock, or Series B Preferred Stock in street name. We may reimburse such brokers, banks, and nominees for their reasonable out-of-pocket expenses. We may also use the services of our officers, directors, and employees to solicit proxies, personally or by telephone, mail, facsimile, or email, without additional compensation other than reimbursement for reasonable out-of-pocket expenses. We intend to use the services of Georgeson Inc. in connection with the meeting and anticipate that the costs of such services will be approximately $11,000 plus reimbursement for reasonable out-of-pocket expenses.
How can I get an additional copy of the proxy materials?
If you would like an additional copy of this Proxy Statement or our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”), these documents are available in digital form for download or review at http://www.overstock.com/proxy. Alternatively, we will promptly send a copy to you at no charge upon request by mail to Overstock.com, Inc., Attention: Investor Relations, 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mailing Overstock Investor Relations at ir@overstock.com.
Who can help answer my questions?
If you have questions about voting or the proposals described in this Proxy Statement, please call Georgeson Inc., our proxy solicitor, toll-free at (866) 432-2791.
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 12, 2022.
The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at http://www.overstock.com/proxy.
Whether or not you plan to virtually attend the meeting, please submit your proxy via the internet, telephone, or by completing, signing, dating, and returning your Proxy Card in the enclosed prepaid business reply envelope.
2022 Proxy Statement | 7

Proposals to be Voted on:

Proposal 1—Election of Directors
Nominees
The nominees for election this year as Class II directors, each for a three-year term ending in 2025, are Joseph J. Tabacco, Jr., Dr. Robert J. Shapiro, and Barbara H. Messing.

Mr. Joseph J. Tabacco, Jr. has served as a director of Overstock since June 2007. For more than the last five years Mr. Tabacco was the founding partner and has served as managing partner of the San Francisco office of Berman Tabacco. A 1974 honors graduate of George Washington University School of Law, Mr. Tabacco litigates antitrust, securities fraud, commercial high tech, and intellectual property matters. Since entering private practice in the early 1980s, Mr. Tabacco has served as trial or lead counsel in numerous antitrust and securities cases. Prior to 1981, Mr. Tabacco served as senior trial attorney for the U.S. Department of Justice, Antitrust Division. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Tabacco should serve as a director considering our business and structure were his experience and leadership in securities and shareholder matters, his experience and leadership in litigation, and his experience managing his law firm.

Dr. Robert J. Shapiro has served as a director of Overstock since February 2020. Dr. Shapiro previously served as a member of the board of directors of Medici Ventures, our former wholly-owned subsidiary, until April 2021 and previously served on the board of directors of MLG, a Medici Ventures portfolio company. Dr. Shapiro is the chairman and founder of Sonecon, LLC, a private consultancy firm he founded in 2001 that advises the U.S. government, U.S. and foreign businesses, and non-profit organizations on economic matters. He has advised three U.S. presidents, numerous U.S. senators and representatives, members of the Clinton, Bush and Obama cabinets, foreign government officials, executives at Fortune 100 companies, and non-profit organizations. Dr. Shapiro is also a senior fellow of the Georgetown University Center for Business and Public Policy, director of the NDN Center on Globalization, and a member of the advisory boards of Cote Capital and Civil Rights Defenders. From 1997 to 2001, he was U.S. Under Secretary of Commerce for Economic Affairs. Prior to that, he was co-founder and vice president of the Progressive Policy Institute and, before that, the legislative director and economic counsel to Senator Daniel P. Moynihan. Dr. Shapiro also served as the principal economic advisor to Bill Clinton in his 1991-92 campaign, a senior economic advisor to Hilary Rodham Clinton in 2016, and advised the presidential campaigns of Joseph Biden, Barack Obama, John Kerry, and Al Gore. He has been a fellow of Harvard University, the Brookings Institution, the National Bureau of Economic Research, and the Fugitsu Institute. He holds a Ph.D. and M.A. from Harvard University, a M.Sc. from the London School of Economics and Political Science, and an A.B. from the University of Chicago. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Dr. Shapiro should serve as a director considering our business and structure were his experience with foreign businesses, governments, and economics.

8 | 2022 Proxy Statement

Proposal 1

Ms. Barbara H. Messing has served as a director of Overstock since August 2020. Ms. Messing is the Chief Marketing and Employee Experience Officer for Roblox (NYSE:RBLX). Prior to Roblox, Ms. Messing held the role of Senior Vice President, Chief Marketing Officer (“CMO”) for Walmart Inc. from 2018 to 2019. Prior to joining Walmart, she served as the Senior Vice President, CMO, of TripAdvisor, Inc. where she worked from 2011 to 2018. Prior to that she served in several management positions at Hotwire.com between 2002 and 2011, including Vice President of Customer Experience, and Vice President and General Manager, Travel Ticker. Ms. Messing is currently also a director on the board of Vacasa, Inc. (NASDAQ:VCSA). She has previously served on the board of directors of Diamond Resorts from 2020-2021, Mashable, Inc. from 2014-2017 and of XO Group, Inc. from 2014-2018. Ms. Messing received her Bachelor of Arts degree from Northwestern University and her Juris Doctorate from Stanford Law School. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Ms. Messing should serve as a director considering our business and structure were her extensive marketing and on-line retail experience, including her roles of Chief Marketing and Employee Experience Officer at Roblox, CMO with Walmart, and CMO with TripAdvisor, and her experience with Hotwire.com and Travel Ticker.

Each of Joseph J. Tabacco, Jr., Dr. Robert J. Shapiro, and Barbara H. Messing has consented to serve a three-year term. For additional information about each nominee, see “The Board—Information Regarding the Director Nominee and Other Directors.”
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote “FOR” each nominee.
2022 Proxy Statement | 9

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm
Proposed Ratification of Appointment of KPMG LLP
The Audit Committee of the Board of Directors has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2022 and the effectiveness of our internal controls over financial reporting as of December 31, 2022. KPMG LLP has served as our independent registered public accounting firm since December 2009. Although ratification of the Audit Committee’s selection of KPMG LLP is not required under our bylaws or other legal requirements, we are submitting the appointment of KPMG LLP to the stockholders as a matter of good corporate practice. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider whether to retain KPMG LLP. Even if the stockholders ratify the selection of KPMG LLP, the Audit Committee may appoint a different independent registered public accounting firm or replace KPMG LLP with a different independent registered public accounting firm at any time if the Audit Committee determines that it is in the best interests of the Company and the stockholders to do so. Representatives of KPMG LLP are expected to virtually attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they so desire.
Audit Fees
KPMG LLP was engaged as our independent registered public accounting firm to audit our financial statements for the years ended December 31, 2021 and 2020, to audit the effectiveness of our internal control over financial reporting as of December 31, 2021 and 2020, to review our 2021 and 2020 interim financial statements, to perform services in connection with our registration statements and SEC comment letter responses, to perform audits of certain subsidiaries in connection with statutory or regulatory filings, and to perform certain accounting consultation services. The aggregate audit fees KPMG LLP billed us for professional services were $2,512,508 in 2021 and $2,909,146 in 2020. All audit fees and other fees were pre-approved by the Audit Committee.
Audit-Related Fees
KPMG LLP billed us $44,164 in 2021 and $32,404 in 2020 for the audits of our 401(k) employee benefit plan and other accounting consultation services.
Tax Fees
KPMG LLP billed us $72,636 in 2021 and $40,802 in 2020 for professional services rendered in connection with tax advice.
All Other Fees
KPMG LLP billed us $2,430 in 2021 and $2,500 in 2020 for a subscription to KPMG Accounting Research Online.
Auditor Independence
The Audit Committee has considered the role of KPMG LLP in providing us with the services described above and has concluded that those services were compatible with the independence of KPMG LLP from management and from the Company.
10 | 2022 Proxy Statement

Proposal 2
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
General
The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which all services to be performed by the independent registered public accounting firm are required to be pre-approved. Under the Policy, proposed services either may be pre-approved by agreeing to a framework with descriptions of allowable services with the Audit Committee (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”). Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm.
The Policy describes the Audit, Audit-related, Tax and All Other Services that are subject to the general pre-approval of the Audit Committee. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm that are subject to general pre-approval. Under the Policy, the Audit Committee may delegate either type of pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting. The Policy does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
Audit Services
The annual audit services engagement scope and terms are subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required interim reviews performed in accordance with applicable standards) and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on our consolidated financial statements as well as annual financial statement audits of certain subsidiaries in connection with statutory or regulatory filings. Audit services also include the attestation engagement for the independent registered public accounting firm’s audit of the effectiveness of internal control over financial reporting. The Policy provides that the Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope or other items. The Policy provides for Audit Committee pre-approval of specific audit services outside the engagement scope.
Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent registered public accounting firm. Under the Policy, the Audit Committee grants general pre-approval for audit-related services.
Tax Services
Under the Policy, the Audit Committee may grant general pre-approval for specific tax compliance, planning and advice services to be provided by the independent registered public accounting firm, that the Audit Committee has reviewed and believes would not impair the independence of the independent registered public accounting firm, and that are consistent with the SEC’s rules on auditor independence. Tax services to be performed by our independent registered public accounting firm must be specifically approved by the Audit Committee.
All Other Services
Under the Policy, the Audit Committee may grant pre-approval for specific permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the independent registered public accounting firm and are consistent with the SEC’s rules on auditor independence. Services permissible under applicable rules but not specifically approved in the Policy require further specific pre-approval by the Audit Committee.
2022 Proxy Statement | 11

Proposal 2
Procedures
Under the Policy, each year the Chief Financial Officer and our independent registered public accounting firm jointly submit to the Audit Committee a schedule of audit, audit-related, tax, and other non-audit services that are subject to pre-approval. This schedule provides a description of each type of service that is subject to pre-approval and, where possible, provides projected fees (or a range of projected fees) for each service. The Audit Committee reviews and approves the types of services and reviews the projected fees for the next fiscal year. Any changes to the fee amounts listed in the schedule are subject to further specific approval of the Audit Committee. The Policy prohibits the independent registered public accounting firm from commencing any project not described in the schedule approved by the Audit Committee until specific approval has been given.
Recommendation of the Board of Directors
The Audit Committee and the Board of Directors unanimously recommend that the stockholders vote “FOR” Proposal 2—Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2022.
12 | 2022 Proxy Statement

Proposal 3—Series A-1 Preferred Proposal

Approval of an amendment to the Amended and Restated Certificate of Designation of our Digital Voting Series A-1 Preferred Stock to provide for the automatic conversion into common stock
General
The Board adopted resolutions declaring it advisable to amend the amended and restated certificate of designation for the Series A-1 Preferred Stock (the “Series A-1 Certificate of Designation”) as set forth below and directing that the proposed amendment be submitted for consideration by Overstock’s stockholders at the Annual Meeting. The description in this Proxy Statement of the proposed amendment to the Series A-1 Certificate of Designation is qualified in its entirety by reference to, and should be read in conjunction with, the actual text of the amendment as set forth in the Certificate of Amendment attached as Appendix A to this Proxy Statement (the “Series A-1 Certificate of Amendment”).
The Series A-1 Certificate of Designation is proposed to be amended to provide that each share of Series A-1 Preferred Stock will be automatically converted into 0.90 of a share of common stock, upon effectiveness of the filing of the Series A-1 Certificate of Amendment with the Delaware Secretary of State.
Purpose and Effect of the Series A-1 Preferred Proposal
We originally issued the Series A-1 Preferred Stock in 2019 in connection with our initiatives to develop and advance blockchain technologies. The Series A-1 Preferred Stock was not to be listed on any national securities exchange or other trading market of any kind and was to be sold only on the alternative trading system (the “tZERO ATS”) run by tZERO ATS, LLC, a former indirect subsidiary of ours, through a brokerage account established with a broker-dealer that subscribes to and effects trading on the tZERO ATS. The tZERO ATS has limited trading volume and has produced limited liquidity for holders of the Series A-1 Preferred Stock. In addition, although the Series A-1 Preferred Stock is intended to have similar voting and dividend rights and rights upon liquidation as our common stock, the trading price of the Series A-1 Preferred Stock has been, and may be in the future, substantially lower than the trading price of our common stock.
In early 2021, we entered into a Transaction Agreement with Pelion MV GP, L.L.C. (“Pelion”), and Pelion, Inc., as guarantor, pursuant to which our blockchain-focused wholly owned subsidiary, Medici Ventures, Inc., was converted into a partnership in which Pelion controls as the general partner and the Company holds 99% of the limited partnership interests (non-voting). As a result of this transaction, our majority interest in our other blockchain-focused subsidiary, tZERO Group, Inc. (“tZERO”), became a minority interest. In deciding to pursue this transaction, the Company determined that the Medici Ventures businesses will be better served under the management of Pelion, a professional asset manager with technology expertise in early-stage companies, while also enabling the Company to focus on its core retail business.
The Series A-1 Preferred Proposal would cause all the issued and outstanding shares of Series A-1 Preferred Stock to convert into common stock. Due to the limited liquidity of the Series A-1 Preferred Stock compared to common stock, which is traded on the Nasdaq Global Market, and the Company’s disposition of a controlling interest in its blockchain businesses and corresponding emphasis on retail, our Board believes the conversion of the Series A-1 Preferred Stock into common stock is in the best interests of the Company and the Company’s stockholders, including the holders of the Series A-1 Preferred Stock.
Outcome of Series B Preferred Proposal
The adoption of the Series A-1 Preferred Proposal is conditioned on the adoption of the Series B Preferred Proposal.
If our stockholders adopt the Series A-1 Preferred Proposal, and the Series B Preferred Proposal is also adopted, the changes set forth in the Series A-1 Preferred Proposal will become effective on the filing of the Series A-1 Certificate of Amendment, in the form attached as Appendix A, incorporating the amendments set forth in the Series A-1 Preferred Proposal, with the Delaware Secretary of State.
2022 Proxy Statement | 13

Proposal 3
Upon filing of the Series A-1 Certificate of Amendment, all outstanding shares of Series A-1 Preferred Stock will automatically convert into 0.90 of a share of common stock, without any further action by the Company or any stockholder. We then plan to file a certificate of elimination for the Series A-1 Preferred Stock, so that the Series A-1 Preferred Stock will no longer be an authorized series of preferred stock issuable by the Company. The shares of preferred stock previously designated as Series A-1 Preferred Stock will return to the status of authorized and undesignated shares of preferred stock under our certificate of incorporation. Our Board may designate those shares as a new series of preferred stock for issuance in the future, although the Board has no current plans to do so.
If our stockholders do not adopt the Series B Preferred Proposal, we will not implement the Series A-1 Preferred Proposal, even if it is approved by our stockholders.
Vote Required
The adoption of the Series A-1 Preferred Proposal requires:
•	the affirmative vote of holders of a majority of the outstanding Voting Shares, voting together as a single class;
•	the affirmative vote of holders of a majority of the outstanding shares of Series A-1 Preferred Stock, voting as a separate series; and
•	the affirmative vote of holders of a majority of the outstanding shares of Series A-1 Preferred Stock and Series B Preferred Stock, voting together as a single class.
Opinion of Financial Advisor to the Company
On March 3, 2022, Houlihan Lokey Capital, Inc., which we refer to as Houlihan Lokey, orally rendered its opinion to the Board (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Board dated March 3, 2022), as to the fairness, from a financial point of view, to the Company of the number of shares of common stock into which each share of Series A-1 Preferred Stock would be converted pursuant to the proposed amendment to the Series A-1 Certificate of Designation and the number of shares of common stock into which each share of Series B Preferred Stock would be converted pursuant to the proposed amendment to the Series B Certificate of Designation.
Pursuant to the terms of its engagement letter with the Company, Houlihan Lokey’s opinion was furnished solely for the use of the Board (solely in its capacity as such) in connection with the Board’s evaluation of the conversions and may not be relied upon by any other person or entity (including, without limitation, security holders, creditors, or other constituencies of the Company) or used for any other purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey’s opinion only addressed the fairness, from a financial point of view, to the Company of the number of shares of common stock into which each share of Series A-1 Preferred Stock would be converted pursuant to the proposed amendment to the Series A-1 Certificate of Designation and the number of shares of common stock into which each share of Series B Preferred Stock would be converted pursuant to the proposed amendment to the Series B Certificate of Designation and did not address any other aspect or implication of the conversions or any other agreement, arrangement or understanding. Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things, the fairness of any portion or aspect of the proposed conversions to the holders of our common stock, the holders of the Series A-1 Preferred Stock, the holders of the Series B Preferred Stock or the holders of any other class of securities, creditors, or other constituencies of the Company (including, without limitation, the potential dilutive or other effects of the conversions). References to Houlihan Lokey’s opinion in this proxy statement are qualified in their entirety by reference to the full text of its written opinion, which is attached as Appendix C to this proxy statement and describes certain of the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the references to its opinion set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Board, the Company any security holder or any other person as to how to act or vote with respect to any matter relating to the conversions or otherwise.
In connection with its opinion, Houlihan Lokey made such reviews, analyses, and inquiries as Houlihan Lokey deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:
•
reviewed the Amended and Restated Certificate of Designation of Digital Voting Series A-1 Preferred Stock of Overstock and the Amended and Restated Certificate of Designation of Voting Series B Preferred Stock of Overstock;

•	reviewed drafts, received by Houlihan Lokey on February 25, 2022, of the Series A-1 Certificate of Designation Amendment and the Series B Certificate of Designation Amendment;
14 | 2022 Proxy Statement

Proposal 3
•	reviewed certain publicly available business and financial information relating to the Company that Houlihan Lokey deemed to be relevant;
•
spoke with certain members of the management of the Company and certain of its representatives and advisors regarding the business, operations, financial condition and prospects of the Company, the rights and privileges of the Series A-1 Preferred Stock and Series B Preferred Stock, the Conversions and related matters;

•	reviewed the current and historical market prices and trading volumes for the Series A-1 Preferred Stock, Series B Preferred Stock and common stock;
•	applied various discount ranges for illiquidity based on studies and option-pricing models Houlihan Lokey deemed relevant;
•
performed a dividend discount analysis of the preferred dividends payable on the Series A-1 Preferred Stock and the Series B Preferred Stock based on assumptions discussed with Company management (the “Preferred Stock Dividend Assumptions”); and

•	conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.
Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material, and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material, and other information. With the Company’s consent, (i) Houlihan Lokey did not perform any financial analyses to evaluate the value of the Company, whether to derive valuation references ranges for the common stock, Series A-1 Preferred Stock or Series B Preferred Stock, or otherwise, and (ii) Houlihan Lokey assumed that recent trading prices of the common stock provided a reasonable basis upon which to evaluate the common stock and, subject to taking into account the preferred dividends payable thereon and discounts for illiquidity, the Series A-1 Preferred Stock and Series B Preferred Stock.
For purposes of its analyses and opinion, Houlihan Lokey compared the conversion ratio provided for in the proposed transaction of 0.90 of a share of common stock for each share of Series A-1 Preferred Stock or Series B Preferred Stock to the implied conversion ratio reference ranges indicated by its analyses. These implied conversion ratio reference ranges were calculated by dividing (i) the implied value reference ranges indicated by Houlihan Lokey’s analyses of the preferred stock, by (ii) an assumed value of the common stock of $47.73 per share, which corresponded to the trailing 3-day volume-weighted average price of the common stock as of February 25, 2022. The implied value reference ranges of the preferred stock were calculated by (i) applying various implied illiquidity discounts, which were based on publicly available studies and option pricing models Houlihan Lokey deemed relevant, to the assumed value of the common stock of $47.73 per share, and (ii) adding the implied present value of future preferred dividends payable on the preferred stock. The implied present value of future preferred dividends payable on the preferred stock was based on the Preferred Stock Dividend Assumptions, which management of the Company advised Houlihan Lokey, and directed Houlihan Lokey to assume, were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the preferred dividends payable on the Series A-1 Preferred Stock and Series B Preferred Stock.
Houlihan Lokey’s opinion was only one of many factors considered by the Board in evaluating the proposed conversions. Neither Houlihan Lokey’s opinion nor its analyses were determinative of the conversion ratios or of the views of the Board or management with respect to the proposed conversions. The conversion ratios provided for in the conversions were determined by the Board, and the decision to recommend the conversions was solely that of the Board.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal 3—Series A-1 Preferred Proposal— Approval of an amendment to the Amended and Restated Certificate of Designation of our Digital Voting Series A-1 Preferred Stock to provide for the automatic conversion into Common Stock.
2022 Proxy Statement | 15

Proposal 4—Series B Preferred Proposal

Approval of an amendment to the Amended and Restated Certificate of Designation of our Voting Series B Preferred Stock into Common Stock
General
The Board adopted resolutions declaring it advisable to amend the amended and restated certificate of designation for the Series B Preferred Stock (the “Series B Certificate of Designation”) as set forth below and directing that the proposed amendment be submitted for consideration by Overstock’s stockholders at the Annual Meeting. The description in this Proxy Statement of the proposed amendment to the Series B Certificate of Designation is qualified in its entirety by reference to, and should be read in conjunction with, the actual text of the amendment as set forth in the Certificate of Amendment attached as Appendix B to this Proxy Statement (the “Series B Certificate of Amendment”).
The Series B Certificate of Designation is proposed to be amended to provide that each share of Series B Preferred Stock will be automatically converted into 0.90 of a share of common stock, upon effectiveness of the filing of the Series B Certificate of Amendment with the Delaware Secretary of State.
Purpose and Effect of the Series B Preferred Proposal
We originally issued the Series B Preferred Stock in 2016. The Series B Preferred Stock is traded in OTC Markets and is quoted on the OTCQX. OTC Markets has limited trading volume compared to the Nasdaq Global Market, on which our common stock is traded, and has produced limited liquidity for holders of the Series B Preferred Stock. The small number of outstanding shares of Series B Preferred Stock also contributes to its lack of liquidity, and we do not intend to issue any additional shares of Series B Preferred Stock.
In addition, although the Series B Preferred Stock is intended to have similar voting and dividend rights and rights upon liquidation as our common stock, the trading price of the Series B Preferred Stock has been, and may be in the future, substantially lower than the trading price of our common stock.
The Series B Preferred Proposal would cause all of the issued and outstanding shares of Series B Preferred Stock to convert into common stock. Given the limited quantity and liquidity of the Series B Preferred Stock, our Board believes the conversion of the Series B Preferred Stock into common stock is in the best interests of the Company and the Company’s stockholders, including the holders of the Series B Preferred Stock.
Outcome of Series A-1 Preferred Proposal
The adoption of the Series B Preferred Proposal is conditioned on the adoption of the Series A-1 Preferred Proposal.
If our stockholders adopt the Series B Preferred Proposal, and the Series A-1 Preferred Proposal is also adopted, the changes set forth in the Series B Preferred Proposal will become effective on the filing of the Series B Certificate of Amendment, in the form attached as Appendix B, incorporating the amendments set forth in the Series B Preferred Proposal with the Delaware Secretary of State.
Upon filing of the Series B Certificate of Amendment, all outstanding shares of Series B Preferred Stock will automatically convert into 0.90 of a share of common stock, without any further action by the Company or any stockholder. We then plan to file a certificate of elimination for the Series B Preferred Stock, so that the Series B Certificate of Amendment will no longer be an authorized series of preferred stock issuable by the Company. The shares of preferred stock previously designated as Series B Preferred Stock will return to the status of authorized and undesignated shares of preferred stock under our certificate of incorporation. Our Board may designate those shares as a new series of preferred stock for issuance in the future, although the Board has no current plans to do so.
16 | 2022 Proxy Statement

Proposal 4
If our stockholders do not adopt the Series A-1 Preferred Proposal, we will not implement the Series B Preferred Proposal, even if it is approved by our stockholders.
Vote Required
The adoption of the Series B Preferred Proposal requires:
•	the affirmative vote of holders of a majority of the outstanding Voting Shares, voting together as a single class;
•	the affirmative vote of holders of a majority of the outstanding shares of Series B Preferred Stock, voting as a separate series; and
•	the affirmative vote of holders of a majority of the outstanding shares of Series A-1 Preferred Stock and Series B Preferred Stock, voting together as a single class.
Opinion of Financial Advisor to the Company
On March 3, 2022, Houlihan Lokey Capital, Inc., which we refer to as Houlihan Lokey, orally rendered its opinion to the Board (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Board dated March 3, 2022), as to the fairness, from a financial point of view, to the Company of the number of shares of common stock into which each share of Series A-1 Preferred Stock would be converted pursuant to the proposed amendment to the Series A-1 Certificate of Designation and the number of shares of common stock into which each share of Series B Preferred Stock would be converted pursuant to the proposed amendment to the Series B Certificate of Designation.
Pursuant to the terms of its engagement letter with the Company, Houlihan Lokey’s opinion was furnished solely for the use of the Board (solely in its capacity as such) in connection with the Board’s evaluation of the conversions and may not be relied upon by any other person or entity (including, without limitation, security holders, creditors, or other constituencies of the Company) or used for any other purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey’s opinion only addressed the fairness, from a financial point of view, to the Company of the number of shares of common stock into which each share of Series A-1 Preferred Stock would be converted pursuant to the proposed amendment to the Series A-1 Certificate of Designation and the number of shares of common stock into which each share of Series B Preferred Stock would be converted pursuant to the proposed amendment to the Series B Certificate of Designation and did not address any other aspect or implication of the conversions or any other agreement, arrangement or understanding. Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things, the fairness of any portion or aspect of the proposed conversions to the holders of our common stock, the holders of the Series A-1 Preferred Stock, the holders of the Series B Preferred Stock or the holders of any other class of securities, creditors, or other constituencies of the Company (including, without limitation, the potential dilutive or other effects of the conversions). References to Houlihan Lokey’s opinion in this proxy statement are qualified in their entirety by reference to the full text of its written opinion, which is attached as Appendix C to this proxy statement and describes certain of the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the references to its opinion set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Board, the Company any security holder or any other person as to how to act or vote with respect to any matter relating to the conversions or otherwise.
In connection with its opinion, Houlihan Lokey made such reviews, analyses, and inquiries as Houlihan Lokey deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:
•
reviewed the Amended and Restated Certificate of Designation of Digital Voting Series A-1 Preferred Stock of Overstock and the Amended and Restated Certificate of Designation of Voting Series B Preferred Stock of Overstock;

•	reviewed drafts, received by Houlihan Lokey on February 25, 2022, of the Series A-1 Certificate of Designation Amendment and the Series B Certificate of Designation Amendment;
•	reviewed certain publicly available business and financial information relating to the Company that Houlihan Lokey deemed to be relevant;
•
spoke with certain members of the management of the Company and certain of its representatives and advisors regarding the business, operations, financial condition and prospects of the Company, the rights and privileges of the Series A-1 Preferred Stock and Series B Preferred Stock, the Conversions and related matters;

2022 Proxy Statement | 17

Proposal 4
•	reviewed the current and historical market prices and trading volumes for the Series A-1 Preferred Stock, Series B Preferred Stock and common stock;
•	applied various discount ranges for illiquidity based on studies and option-pricing models Houlihan Lokey deemed relevant;
•
performed a dividend discount analysis of the preferred dividends payable on the Series A-1 Preferred Stock and the Series B Preferred Stock based on assumptions discussed with Company management (the “Preferred Stock Dividend Assumptions”); and

•	conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.
Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material, and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material, and other information. With the Company’s consent, (i) Houlihan Lokey did not perform any financial analyses to evaluate the value of the Company, whether to derive valuation references ranges for the common stock, Series A-1 Preferred Stock or Series B Preferred Stock, or otherwise, and (ii) Houlihan Lokey assumed that recent trading prices of the common stock provided a reasonable basis upon which to evaluate the common stock and, subject to taking into account the preferred dividends payable thereon and discounts for illiquidity, the Series A-1 Preferred Stock and Series B Preferred Stock.
For purposes of its analyses and opinion, Houlihan Lokey compared the conversion ratio provided for in the proposed transaction of 0.90 of a share of common stock for each share of Series A-1 Preferred Stock or Series B Preferred Stock to the implied conversion ratio reference ranges indicated by its analyses. These implied conversion ratio reference ranges were calculated by dividing (i) the implied value reference ranges indicated by Houlihan Lokey’s analyses of the preferred stock, by (ii) an assumed value of the common stock of $47.73 per share, which corresponded to the trailing 3-day volume-weighted average price of the common stock as of February 25, 2022. The implied value reference ranges of the preferred stock were calculated by (i) applying various implied illiquidity discounts, which were based on publicly available studies and option pricing models Houlihan Lokey deemed relevant, to the assumed value of the common stock of $47.73 per share, and (ii) adding the implied present value of future preferred dividends payable on the preferred stock. The implied present value of future preferred dividends payable on the preferred stock was based on the Preferred Stock Dividend Assumptions, which management of the Company advised Houlihan Lokey, and directed Houlihan Lokey to assume, were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the preferred dividends payable on the Series A-1 Preferred Stock and Series B Preferred Stock.
Houlihan Lokey’s opinion was only one of many factors considered by the Board in evaluating the proposed conversions. Neither Houlihan Lokey’s opinion nor its analyses were determinative of the conversion ratios or of the views of the Board or management with respect to the proposed conversions. The conversion ratios provided for in the conversions were determined by the Board, and the decision to recommend the conversions was solely that of the Board.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal 4—Series B Preferred Proposal— Approval of an amendment to the Amended and Restated Certificate of Designation of our Voting Series B Preferred Stock to provide for the automatic conversion into Common Stock.
18 | 2022 Proxy Statement

Proposal 5—Adjournment Proposal

Approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve either the Series A-1 Preferred Proposal or the Series B Preferred Proposal
General
We are asking you to approve a proposal to approve one or more adjournments of the Annual Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposal to approve either or both the Series A-1 Preferred Proposal (Proposal 3) or the Series B Preferred Proposal (Proposal 4).
If our stockholders approve the Adjournment Proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the approval of either or both the Series A-1 Preferred Proposal or the Series B Preferred Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of either or both of the Series A-1 Preferred Proposal or the Series B Preferred Proposal, such that either or both of the Series A-1 Preferred Proposal or the Series B Preferred Proposal would be defeated, we could adjourn the Annual Meeting without a vote on the either or both of the Series A-1 Preferred Proposal or the Series B Preferred Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Series A-1 Preferred Proposal and the Series B Preferred Proposal.
We do not intend to call a vote on this proposal if both of the Series A-1 Preferred Proposal and the Series B Preferred Proposal are approved by our stockholders at the Annual Meeting.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal 5—Approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve either the Series A-1 Preferred Proposal or the Series B Preferred Proposal.
2022 Proxy Statement | 19

No Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights in connection with any of the proposals contained in this Proxy Statement.
20 | 2022 Proxy Statement

Description of the Series A-1 Preferred Stock
The following description is a summary of the material terms of our Series A-1 Preferred Stock as currently in effect. This summary is subject to, and qualified in its entirety by, the rights, preferences, powers, and privileges of the Series A-1 Preferred Stock, set forth in the Series A-1 Certificate of Designation, which was filed with the SEC as an exhibit to a Quarterly Report on Form 10-Q on May 7, 2020. See also “Risk Factors—Additional Risks Relating to our Series A-1 Preferred Stock and/or our Series B Preferred Stock” in our 2021 Form 10-K, which was filed with the SEC on February 25, 2022.
Our Authorized Series A-1 Preferred Stock
Under our amended and restated certificate of incorporation, our Board is authorized, without further stockholder action, to issue up to 5,000,000 shares of Preferred Stock, par value $0.0001 per share, in one or more series, with such powers, designations, privileges, preferences and relative, participating, optional and other rights and such qualifications, limitations and restrictions thereof as shall be set forth in the resolutions providing therefor. As of the date hereof, 4,630,000 shares have been designated as Series A-1 Preferred Stock and 370,000 shares have been designated as Series B Preferred Stock.
The Series A-1 Preferred Stock is fully paid and nonassessable. Holders of Series A-1 Preferred Stock have no preemptive or preferential or other rights to purchase or subscribe for any of the Company’s stock, obligations, warrants, or other securities.
Rank
Shares of the Series A-1 Preferred Stock rank equally with the Series B Preferred Stock, senior to our common stock with respect to dividends and equal to our common stock with respect to the distribution of our assets upon the liquidation, dissolution and winding up of the Company. In addition, the Series A-1 Preferred Stock and the Series B Preferred Stock, with respect to rights upon our liquidation, winding up, or dissolution, are structurally subordinated to existing and future indebtedness of our subsidiaries as well as the capital stock of our subsidiaries held by third parties.
Dividends
Holders of Series A-1 Preferred Stock are entitled to an annual cash dividend equal to $0.16 per share, in preference to any dividend payment to the holders of our common stock, out of funds of the Company legally available for payment of dividends and subject to declaration by our Board. However, there is no assurance of any payment of any dividends on the Series A-1 Preferred Stock. We have no obligation to pay any dividends to the holders of Series A-1 Preferred Stock unless (and only to the extent that) our Board approves and declares dividend payments to the holders of Series A-1 Preferred Stock or we pay a dividend to the holders of our common stock. Dividends on the Series A-1 Preferred Stock are cumulative. If declared, dividends are paid to holders of record on a date selected by our Board in its sole discretion. Dividends not paid accumulate annually on December 15 of each year beginning with December 15, 2019, whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of dividends and whether or not dividends are declared on the Series A-1 Preferred Stock, and are entitled to be paid prior to any dividend to the holders of our common stock. Dividends on the Series A-1 Preferred Stock and the Series B Preferred Stock are paid equally with one another. We have paid the $0.16 per share dividend to holders of Series A-1 Preferred Stock every year since the Series A-1 Preferred Stock was issued.
In addition to its preferential dividend rights, the Series A-1 Preferred Stock is also entitled to participate in any dividend paid to the holders of our common stock, subject to the limitations set forth in the Series A-1 Certificate of Designation. If the record date for any dividend to the holders of our common stock occurs while shares of Series A-1 Preferred Stock are outstanding, the holders of Series A-1 Preferred Stock outstanding on the record date are entitled to the same amount per share of Series A-1 Preferred Stock as is paid per share of common stock.
Redemption
The Series A-1 Preferred Stock is not subject to redemption at our option.
2022 Proxy Statement | 21

Description of the Series A-1 Preferred Stock
No Conversion or Exchange Rights; Potential Conversion of Series A-1 Preferred Stock
Holders of the Series A-1 Preferred Stock currently do not have any right to convert their shares into any other security or to exchange their shares for any other security, including our common stock. However, the Series A-1 Certificate of Designation grants us the right to cause the conversion of the outstanding shares of Series A-1 Preferred Stock into shares of Series B Preferred Stock at any time. In any such conversion, each outstanding share of Series A-1 Preferred Stock would be converted into one share of Series B Preferred Stock. If there is a dividend arrearage on the Series A-1 Preferred Stock and there is not an equal per share dividend arrearage on the Series B Preferred Stock, we will make such dividend payment on the Series A-1 Preferred Stock or on the Series B Preferred Stock as may be necessary to equalize such per share difference in such dividend arrearages prior to effecting any such conversion. Subject to such per share dividend arrearage equalization, if there is a dividend arrearage on the Series A-1 Preferred Stock at the time of any conversion of the Series A-1 Preferred Stock into Series B Preferred Stock, the shares of Series B Preferred Stock issued upon the conversion shall be deemed to be subject to the same dividend arrearage as all other then outstanding shares of Series B Preferred Stock.
If we were to cause the conversion of the outstanding shares of Series A-1 Preferred Stock into shares of Series B Preferred Stock at a time when the Series B Preferred Stock were trading at a price lower than the trading price of the Series A-1 Preferred Stock, holders of the Series A-1 Preferred Stock would likely experience an immediate and potentially material decrease in the market value of the Series A-1 Preferred Stock shares they hold and of the Series B Preferred Stock shares they would receive upon the conversion.
If both the Series A-1 Preferred Proposal and the Series B Preferred Proposal are approved by our stockholders, each share of Series A-1 Preferred Stock will automatically convert into 0.90 of a share of our common stock upon the effectiveness of the filing of the Series A-1 Certificate of Amendment.
No Liquidation Preference
In the event of any liquidation, dissolution, or winding up of the Company, any amounts remaining available for distribution to stockholders after payment of all liabilities of the Company will be distributed equally among the holders of common stock, the holders of Series A-1 Preferred Stock and the holders of Series B Preferred Stock, with each share of Series A-1 Preferred Stock and each share of Series B Preferred Stock being treated as though it were a share of our common stock. Neither holders of Series A-1 Preferred Stock nor holders of Series B Preferred Stock have any preference over the holders of our common stock on any liquidation, dissolution or winding up of the Company. The holders of Series A-1 Preferred Stock rank equally with the holders of Series B Preferred Stock.
Voting Rights
The holders of shares of Series A-1 Preferred Stock vote together with the shares of common stock and the shares of Series B Preferred Stock (and not as a separate class), except as required by law or the Series A-1 Certificate of Designation. Each Series A-1 Preferred Stockholder is entitled to one vote for each share of Series A-1 Preferred Stock held on the record date for a vote. If an amendment requiring stockholder approval is proposed to our amended and restated certificate of incorporation, the holders of the Series A-1 Preferred Stock and the holders of the Series B Preferred Stock vote together with the holders of the common stock as a single class, but neither the holders of the Series A-1 Preferred Stock nor the holders of the Series B Preferred Stock is entitled to separate class or series vote on the amendment, unless the proposed amendment would adversely affect the special rights, preferences, privileges, and voting powers of the Series A-1 Preferred Stock or Series B Preferred Stock, respectively, or increase or decrease the aggregate number of authorized shares of Series A-1 Preferred Stock or Series B Preferred Stock.
Treatment in Merger
If the Company is party to any merger or consolidation in which common stock is changed into or exchanged for stock or other securities of any other person (or the Company) or cash or any other property (or a right to receive the foregoing), the Company will use all commercially reasonable efforts to make provision so that each outstanding share of Series A-1 Preferred Stock shall be treated as if such share were an additional outstanding share of common stock in connection with any such transaction. No assurance can be given, however, that the Company’s efforts will be successful. Further, the Company could be involved in transactions other than a merger or consolidation, such as a tender offer by the Company or a
22 | 2022 Proxy Statement

Description of the Series A-1 Preferred Stock
third party, in which common stock might be changed into or exchanged for stock or other securities of another person (or the Company) or cash or any other property (or a right to receive the foregoing) in which the outstanding shares of Series A-1 Preferred Stock would not be treated as if such shares were additional outstanding shares of common stock.
Limited Anti-dilution Adjustments; No Price Protection
The Series A-1 Preferred Stock will not be adjusted and no additional shares of Series A-1 Preferred Stock will be issued solely as a result of any future change to or affecting our common stock, except that we will use reasonable efforts to make a corresponding pro rata adjustment to the Series A-1 Preferred Stock if we effect any stock dividend, stock split, or combination of our common stock .
No Sinking Fund
There is no sinking fund for the Series A-1 Preferred Stock.
Form and Trading System
The Series A-1 Preferred Stock are uncertificated shares of our preferred stock. Record ownership of the Series A-1 Preferred Stock is reflected on the records of our transfer agent, Computershare Trust Company, N.A. (“Computershare”). Computershare shows the carrying broker-dealers or other custodians (which may include banks or other depositary institutions) of the underlying Overstock stockholders as the owners of record of the Series A-1 Preferred Stock. The records of the carrying broker-dealer or other custodian, in turn, show their Overstock stockholder clients or customers as the beneficial owners of the Series A-1 Preferred Stock.
The term “digital” refers to the blockchain technology elements of the Series A-1 Preferred Stock that are intended to enhance investor experience through added transparency. The blockchain allows a “courtesy copy” of the records of the Series A-1 Preferred Stock maintained by Computershare to be viewable, as a convenience and with no controlling effect, on the publicly available distributed ledger. Computershare’s records, however, govern the record ownership for the Series A-1 Preferred Stock in all circumstances.
The user experience for the Series A-1 Preferred Stock is not analogous to one involving a virtual currency or any other anonymous bearer digital instrument that trades peer-to-peer on a distributed ledger because the Series A-1 Preferred Stock are conventional uncertificated securities, with traditional books and records kept by a traditional SEC-regulated transfer agent. Distributed ledger technology does not play a role in the sale, issuance, transfer, or custody of the Series A-1 Preferred Stock.
The Series A-1 Certificate of Designation prohibits the Series A-1 Preferred Stock from being listed on any national market or other recognized securities exchange or any automated dealer quotation system or other recognized trading market. Despite this prohibition, OTC Markets currently allows trading of the Series A-1 Preferred Stock in its “pink sheets” trading services. The Series A-1 Certificate of Designation requires the Series A-1 Preferred Stock to trade on the tZERO ATS, which is operated by tZERO ATS, LLC, an SEC-registered broker-dealer and member of FINRA and SIPC. Outside of the following limited circumstances, Computershare does not register peer-to-peer transfers of record ownership of the Series A-1 Preferred Stock, and the only way to effect a sale of the Series A-1 Preferred Stock is through an order submitted to the tZERO ATS’ order matching system by an ATS-subscribing broker-dealer on behalf of its customer. Computershare may register peer-to-peer transfers in its official record only in limited circumstances, such as a transfer from broker-dealer to broker-dealer, with the stockholder’s carrying broker-dealer being reflected as the record holder, or a transfer by a stockholder who is the record holder pursuant to a divorce decree or other transfers from record holders that do not constitute a “sale” for securities laws purposes, such as gifts (and then only following compliance with Computershare’s procedures, including delivery of appropriate documentation).
To buy or sell the Series A-1 Preferred Stock in compliance with the Certificate of Designation, holders must open an account with a broker-dealer subscriber to the tZERO ATS, such as tZERO Markets, LLC, an SEC-registered broker-dealer and member of FINRA and SIPC. Orders may be submitted to the tZERO ATS by a broker-dealer subscriber on behalf of its customers. Orders properly submitted to the tZERO ATS are matched by the tZERO ATS’ order matching system in accordance with its rules, and each subscriber’s carrying broker-dealer clears Series A-1 Preferred Stock transactions effected on the tZERO ATS. However, the Series A-1 Preferred Stock also trades on OTC Markets.
2022 Proxy Statement | 23

Description of the Series A-1 Preferred Stock
Transfer Agent and Registrar
Computershare is the transfer agent and registrar, and its affiliate, Computershare Inc., will be the payment and conversion agent for the Series A-1 Preferred Stock.
24 | 2022 Proxy Statement

Description of the Series B Preferred Stock
The following description is a summary of the material terms of our Series B Preferred Stock as currently in effect. This summary is subject to, and qualified in its entirety by, the rights, preferences, powers and privileges of the Series B Preferred Stock, set forth in the Series B Certificate of Designation, which was filed with the SEC as an exhibit to a Quarterly Report on Form 10-Q on May 7, 2020. See also “Risk Factors—Additional Risks Relating to our Series A-1 Preferred Stock and/or our Series B Preferred Stock” in our 2021 Form 10-K, which was filed with the SEC on February 25, 2022.
Our Authorized Series B Preferred Stock
Under our amended and restated certificate of incorporation, our Board is authorized, without further stockholder action, to issue up to 5,000,000 shares of Preferred Stock, par value $0.0001 per share, in one or more series, with such powers, designations, privileges, preferences and relative, participating, optional and other rights and such qualifications, limitations and restrictions thereof as shall be set forth in the resolutions providing therefor. As of the date hereof, 4,630,000 shares have been designated as Series A-1 Preferred Stock and 370,000 shares have been designated as Series B Preferred Stock.
The Series B Preferred Stock is fully paid and nonassessable. Holders of Series B Preferred Stock have no preemptive or preferential or other rights to purchase or subscribe for any of the Company’s stock, obligations, warrants, or other securities.
Rank
Shares of the Series B Preferred Stock rank equally with the Series A-1 Preferred Stock, senior to our common stock with respect to dividends and equal to our common stock with respect to the distribution of our assets upon the liquidation, dissolution, and winding up of the Company. In addition, the Series A-1 Preferred Stock and the Series B Preferred Stock, with respect to rights upon our liquidation, winding up or dissolution, are structurally subordinated to existing and future indebtedness of our subsidiaries as well as the capital stock of our subsidiaries held by third parties.
Dividends
Holders of Series B Preferred Stock are entitled to an annual cash dividend at the annual rate of 1% multiplied by $15.68, in preference to any dividend payment to the holders of our common stock, out of funds of the Company legally available for payment of dividends and subject to declaration by our Board. However, there is no assurance of any payment of any dividends on the Series B Preferred Stock. We have no obligation to pay any dividends to the holders of Series B Preferred Stock unless (and only to the extent that) our Board approves and declares dividend payments to the holders of Series B Preferred Stock or we pay a dividend to the holders of our common stock. Dividends on the Series B Preferred Stock are cumulative. If declared, dividends are paid to holders of record on a date selected by our Board in its sole discretion. Dividends not paid accumulate annually on December 15 of each year, whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of dividends and whether or not dividends are declared on the Series B Preferred Stock, and are entitled to be paid prior to any dividend to the holders of our common stock. Dividends on the Series A-1 Preferred Stock and the Series B Preferred Stock are paid equally with one another. We have paid a dividend to holders of Series B Preferred Stock every year following the year the Series B Preferred Stock was issued.
In addition to its preferential dividend rights, the Series B Preferred Stock is also entitled to participate in any dividend paid to the holders of our common stock, subject to the limitations set forth in the Series B Certificate of Designation. If the record date for any dividend to the holders of our common stock occurs while shares of Series B Preferred Stock are outstanding, the holders of Series B Preferred Stock outstanding on the record date are entitled to the same amount per share of Series B Preferred Stock as is paid per share of common stock.
Redemption
The Series B Preferred Stock is not subject to redemption at our option.
2022 Proxy Statement | 25

Description of the Series B Preferred Stock
No Conversion
Holders of the Series B Preferred Stock currently do not have any right to convert their shares into any other security or to exchange their shares for any other security, including our common stock.
If both the Series B Preferred Proposal and the Series A-1 Preferred Proposal are approved by our stockholders, each share of Series B Preferred Stock will automatically convert into 0.90 of a share of our common stock upon the effectiveness of the filing of the Series B Certificate of Amendment.
No Liquidation Preference
In the event of any liquidation, dissolution, or winding up of the Company, any amounts remaining available for distribution to stockholders after payment of all liabilities of the Company will be distributed equally among the holders of common stock, the holders of Series A-1 Preferred Stock and the holders of Series B Preferred Stock, with each share of Series A-1 Preferred Stock and each share of Series B Preferred Stock being treated as though it were a share of our common stock. Neither holders of Series A-1 Preferred Stock nor holders of Series B Preferred Stock have any preference over the holders of our common stock on any liquidation, dissolution or winding up of the Company. The holders of Series A-1 Preferred Stock rank equally with the holders of Series B Preferred Stock.
Voting Rights
The holders of shares of Series B Preferred Stock vote together with the shares of common stock and the shares of Series A-1 Preferred Stock (and not as a separate class), except as required by law or the Series B Certificate of Designation. Each Series B Preferred Stockholder is entitled to one vote for each share of Series B Preferred Stock held on the record date for a vote. If an amendment requiring stockholder approval is proposed to our amended and restated certificate of incorporation, the holders of the Series A-1 Preferred Stock and the holders of the Series B Preferred Stock vote together with the holders of the common stock as a single class, but neither the holders of the Series A-1 Preferred Stock nor the holders of the Series B Preferred Stock is entitled to a class or series vote on the amendment, unless the proposed amendment would adversely affect the special rights, preferences, privileges, and voting powers of the Series A-1 Preferred Stock or Series B Preferred Stock, respectively, or increase or decrease the aggregate number of authorized shares of Series A-1 Preferred Stock or Series B Preferred Stock.
Treatment in Merger
If the Company is party to any merger or consolidation in which common stock is changed into or exchanged for stock or other securities of any other person (or the Company) or cash or any other property (or a right to receive the foregoing), the Company will use all commercially reasonable efforts to make provision so that each outstanding share of Series B Preferred Stock shall be treated as if such share were an additional outstanding share of common stock in connection with any such transaction. No assurance can be given, however, that the Company’s efforts will be successful. Further, the Company could be involved in transactions other than a merger or consolidation, such as a tender offer by the Company or a third party, in which common stock might be changed into or exchanged for stock or other securities of another person (or the Company) or cash or any other property (or a right to receive the foregoing) in which the outstanding shares of Series B Preferred Stock would not be treated as if such shares were additional outstanding shares of common stock.
Limited Anti-dilution Adjustments; No Price Protection
The Series B Preferred Stock will not be adjusted and no additional shares of Series B Preferred Stock will be issued solely as a result of any future change to or affecting our common stock, except that we will use reasonable efforts to make a corresponding pro rata adjustment to the Series B Preferred Stock if we effect any stock dividend, stock split, or combination of our common stock.
No Sinking Fund
There is no sinking fund for the Series B Preferred Stock.
26 | 2022 Proxy Statement

Other Business
The Board knows of no other business for consideration at the Annual Meeting. If other matters are properly presented at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, the proxy holders will vote, or otherwise act, to the extent they are legally permitted to do so, on your behalf in accordance with instructions from the Board or the Nominating and Corporate Governance Committee (or, in the absence of instructions from the Board and the Committee, their) judgment on such matters.
2022 Proxy Statement | 27

Corporate Governance
General

We have integrated Environmental Social Governance (ESG) considerations into the policies, principles, and philosophies that govern our business and demonstrate our commitment to maximizing long-term stakeholder value while observing the highest ethical standards. We are committed to protecting the environment, to creating a diverse and inclusive workforce, to ensuring that all people are treated humanely and with respect, to donating our time, talents, and resources to the communities in which we operate, and to governing our business with ethics and integrity.

We have identified key internal stakeholders in various areas throughout our business to contribute their knowledge and expertise in Company ESG efforts. These stakeholders are asked to participate in setting strategies, setting goals, and tracking progress towards achieving those goals. Our ESG Captain coordinates the efforts of these stakeholders and works with our Chief Executive Officer to oversee our efforts and disclosures. Our Chief Executive Officer and ESG Captain update the Board of Directors no less than annually on company ESG efforts.

Environmental Sustainability
We take environmental stewardship seriously. We strive to ensure our initiatives, directly and indirectly, are environmentally responsible. We recognize the opportunity and importance of implementing measures to reduce our overall impact on the environment. We strive to address these impacts across our owned and operated facilities, product packaging, and supply chain. We plan to continue current initiatives such as recycling and conserving energy. We are also exploring additional opportunities for emission reduction and eco-friendly innovations throughout our supply chain.
Our commitment to promoting environmental stewardship is evidenced in numerous aspects of our corporate operations, from our workspace to our technology development.
Our headquarters, the Peace Coliseum, is LEED (Leadership in Energy and Environmental Design) Gold-certified as an environmentally-conscious corporate headquarters; some of the building and campus attributes that contributed to this certification and some of our practices that show our commitment to the environment include:
•	We selected a former Environmental Protection Agency (“EPA”) Superfund site as the location for the building.
•	Nearly one quarter of construction materials used to construct the building were sourced from recycled components.
•	Customized water system with location and application specific sprinkler heads and drippers reduce water use on our campus.
•	The campus landscaping includes drought-tolerant, low-water plants.
•
View Dynamic Glass was installed in the building, which significantly reduces energy costs and improves employee comfort by automatically tinting based on the sun’s orientation, time of year, and local weather conditions.

•	Our building’s heating and cooling system uses Variable Refrigerant Flow technology, resulting in energy usage that is approximately 33% lower than the average comparable building.
•	Our building’s cutting-edge data center boasts cooling loops that recover and redistribute heat to the rest of the building during colder weather.
•	To encourage use of reusable water bottles, water filling stations are installed throughout the building.
•	The building is designed with water-saving plumbing fixtures, providing approximately 35% reduction in potable water use .
28 | 2022 Proxy Statement

Corporate Governance / Diversity & Inclusion
•	Recycling bins are located throughout our building.
•	Through a combination of reselling, donating, and/or recycling we continually divert used equipment, furniture, and glass from landfills.
•	We offset the power consumed in our amenities building with energy-producing solar panels we installed on the roof of that building.
•	We installed motion-based lighting in our building to reduce unnecessary energy consumption.
•	We purchase renewable energy through the local power company for the building.
•	We installed electric vehicle charging stations at our campus for employee and guest use.
We know transportation is a large generator of greenhouse gas emissions. Some ways we reduce unnecessary transportation, thereby reducing greenhouse gas emissions, include:
•	Locating our headquarters in a transit-oriented development adjacent to a commuter rail station.
•	Our headquarters is within walking distance of hotels, multi-family and single-family residences, restaurants, and other amenities.
•	Offering remote work to most of our employees.
•	Screening shipping carriers and working only with those committed to reducing greenhouse gas emissions.
•	Partnering with shipping carriers who have made a commitment through the EPA and participate in the SmartWays program for responsible GHE accountability.
•	Investing in technology partners for shipment consolidation to optimize our shipping carrier routes to ensure more efficient deliveries.
We are also mindful of the products we use in our packaging and are conscientious about recycling our packaging waste. At our owned and operated fulfilment centers, we use the following:
•	37% of all packing boxes are made from recycled materials.
•	77% of all void fill (air pillows) are made from recycled plastic.
•	90% of all wooden pallets are made from re-purposed wood.
Diversity & Inclusion
At Overstock, we champion diversity and support an environment of inclusion to unite, align, and inspire Overstock employees and stakeholders to accomplish the company’s long-term goals. We celebrate, value, and embrace our differences, respecting and welcoming colleagues with unique opinions and perspectives.
We hold ourselves to the highest standards of acceptance and kindness. We know that diversity of experience, background, talents, and ideas make us better and stronger. And we have worked diligently to foster both a culture and community that welcomes and protects people of every race, color, sexual orientation, gender, gender expression, age, religion, national origin, disability, marital status, or military status.
We have taken several steps to promote gender, racial, and ethnic diversity throughout our workforce, including our executive officer and Board level positions. For example, we have signed the ParityPledge in support of women and in support of people of color, in which we have committed to interview and consider people from these under-represented groups for every open role, vice-president and higher, including the c-suite and the Board.
Three of the seven members of our Board of Directors are diverse, including two women, one of which is the Chairwoman of the Board, and one racially diverse member. Four of the ten members of our executive officer teams (c-suite) are diverse, including three women and one racially diverse member.

2022 Proxy Statement | 29

Corporate Governance / Human & Employee Rights
Human & Employee Rights
Overstock takes seriously our ethical responsibility of treating all people humanely and with respect. We demonstrate these values in sourcing our products, in protecting customer information, and in the services and benefits we offer our employees.
We respect the rights of workers in our supply chain, including at-risk groups such as women and children, by requiring our suppliers to avoid all forms of forced or compulsory labor or other abusive labor practices.

We respect the rights of our employees by striving for a diverse, inclusive, and respectful workplace that allows everyone access to the same employment opportunities regardless of every race, color, sexual orientation, gender, gender expression, age, religion, national origin, disability, marital status, or military status. We provide a competitive, unique, and wide variety of services and benefits to our employees that exceed compliance with applicable laws and regulations, including those laws and regulations that govern working conditions, compensation, benefits, opportunity, and hours.

We respect the rights of our customers and visitors to our website, including their right to privacy, by ensuring their personal information is secure. All employees are required to attend information security training no less than annually. Additional role-based training is provided to targeted employees. Our information security team leadership prepare reports and meet with the Audit Committee quarterly to discuss data protection and cyber security matters.
Corporate Philanthropy
Since our Company’s founding in 1999, we have consistently partnered with nonprofit organizations to support our communities by donating our time, talent, and resources to those in need.
We have supported non-profit organizations through in-kind and monetary contributions. Some of these organizations include Mercy Housing, the American Red Cross, Make A Wish Utah, and Habitat for Humanity. We also provide support to nonprofit organizations on our website, at checkout, where customers are given the opportunity to donate. One-hundred percent of customer donations made through our website are given directly to our charitable partners.

We encourage our employees to contribute to the community by giving each employee eight hours of paid volunteer time off annually. Employees can use this time to serve the community in many ways. In 2021, we partnered with Mercy Housing to support an after-school program and resident home furnishing needs. We partnered with Make a Wish Utah, to make wishes of children with critical illnesses come true. We also partnered with the International Rescue Committee and Catholic Community Services to donate dining room tables, matching chairs, and home décor to approximately 180 refugee families fleeing Afghanistan.

Governance
We have enacted strong corporate governance processes to strengthen our compliance efforts, improve the quality and transparency of our reporting, and maximize long-term shareholder value while observing the highest ethical standards. Our commitment to ethics and integrity drives the way we conduct our business.
30 | 2022 Proxy Statement

The Board
Board Structure
The Board of Directors currently consists of seven members. The nominees for election are current members of the Board. The remaining four directors are expected to continue to serve their terms as described below. Our directors serve staggered terms. This is accomplished as follows:
•	each director serves a three-year term,
•	the directors are divided into three classes,
•	the classes are as nearly equal in number as possible, and
•	the term of each class begins on a staggered schedule.
Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees. If any nominee is unable or declines to serve as a director at or prior to the time of the Annual Meeting, the proxies will be voted for a substitute nominee, if any, designated by the Nominating and Corporate Governance Committee of the Board of Directors to fill the vacancy. The proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees. The term of office of each person elected as a Class II director will continue until the 2025 Annual Meeting of Stockholders, until such person’s respective successor has been duly elected and qualified or until such person’s earlier incapacity, resignation, or removal. It is not expected that any nominee will decline nor be unable to serve as a director.
Board Independence
The Board has determined that a majority of our Board consists of independent members and will continue to consist of independent directors after the Annual Meeting. The Board has determined that each of our current directors is independent within the meaning of the Nasdaq director independence standards except for Jonathan E. Johnson III, who serves as our Chief Executive Officer, serves on our Board of Directors, served as President and on the board of directors of Medici Ventures, Inc. (“Medici Ventures”), our former wholly-owned subsidiary, served as chairman of the board of directors of tZERO, our former majority-owned subsidiary, and served on the board of directors of Medici Ventures’ portfolio companies Bitt, FinClusive, GrainChain, PeerNova, Medici Land Governance, Inc. (“MLG”), and Voatz, in each case until the completion in April 2021 of Medici Ventures’ conversion to a limited partnership of which Pelion MV GP, L.L.C. is the sole general partner (the “Pelion Transaction”). In addition, Mr. Johnson has previously served in other executive positions with Overstock.
6 of 7 Directors are Independent

In reaching its determinations regarding the independence of the members of the Board, the Board considered the fact that Ms. Abraham’s adult son was previously an employee of tZERO and an employee of the Company, with his last date of employment in December 2020, and determined that Ms. Abraham met the independence requirements. With respect to Mr. Corbus, the Board considered the facts that Mr. Corbus also served on the board of directors of Medici Ventures and tZERO until the completion of the Pelion Transaction in April 2021, as well as the fact that Mr. Corbus formerly served as Co-CEO of WR Hambrecht + Co., and considered the services that WR Hambrecht + Co. has performed for the Company in the past and determined that Mr. Corbus met the independence requirements. With respect to Dr. Robert J. Shapiro, the Board considered the fact that Dr. Shapiro also served on the board of directors of Medici Ventures until the completion of the Pelion Transaction in April 2021 for which he received compensation for his board services, and that Dr. Shapiro previously served on the board of directors of MLG for which he received compensation, and determined that Dr. Shapiro met the independence requirements.
2022 Proxy Statement | 31

The Board / Board Diversity
Board Diversity
The Board of Directors and Nominating and Corporate Governance Committee strive to nominate individuals with diverse backgrounds, skills, qualifications, attributes, and experiences such that the Board, as a group, will possess the appropriate expertise, skills, and talents to fulfill its responsibilities in managing the Company in the best interests of stockholders. Of the seven members of our Board of Directors, the below chart identifies the number that possess each particular skill, experience, or expertise.

Although the Board does not have a formal policy with respect to the consideration of diversity in identifying nominees for director positions, we have signed the ParityPledge in support of women and in support of people of color, in which we have committed to interview and consider people from these under-represented groups for every open role, vice-president and higher, including the c-suite and the Board.
Three of the seven Board members are diverse, with two self-identifying as female, and one self-identifying as black or African American. The below diversity matrix reflects the composition of the Board of Directors as of the Record Date.
Total Number of Directors	7
	Female	Male	Non-binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
32 | 2022 Proxy Statement

The Board / Committees of the Board
Although the Board does not have a formal policy with respect to director refreshment, the Board appreciates the benefits that come from diversity of tenure length, including new fresh perspectives from less tenured members and a deeper knowledge of our business from more tenured members. Our Board of Director tenure lengths range from one year to twenty years of service.
3	New Directors In Past 5 Years
Tenure (in years)

Committees of the Board
The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has adopted a written charter. Current copies of the committee charters are available on the Company’s website at http://investors.overstock.com/corporate-governance/highlights. All members of the committees are appointed by the Board of Directors, and each member is independent within the meaning of the Nasdaq director independence standards and SEC rules. The committees are described in more detail below.
Audit Committee. The Board has a standing Audit Committee. During 2021, the Audit Committee consisted of Allison H. Abraham, who serves as Chair, William B. Nettles, Jr., and Dr. Robert J. Shapiro. Each of Ms. Abraham, Mr. Nettles, and Dr. Shapiro is and was independent within the meaning of the Nasdaq director independence standards. The Board of Directors determined that each of Ms. Abraham, Mr. Nettles, and Dr. Shapiro is an “audit committee financial expert” as defined by the SEC. The experience of each such director that led the Board to the determination that such director is an “audit committee financial expert” is described below under “Information Regarding Director Nominees and Other Directors.” The Audit Committee is responsible for reviewing and monitoring our financial statements and our internal control over financial reporting, selecting, reviewing, and monitoring our independent registered public accounting firm, evaluating the scope of the annual audit, reviewing audit results, reviewing the Company’s and its subsidiaries’ and foreign affiliated entities’ compliance with applicable legal requirements and the Company’s code of business conduct and ethics, and consulting with management and our independent registered public accounting firm prior to presentation of financial statements to stockholders. The Report of the Audit Committee is included in this Proxy Statement.
Compensation Committee. The Board also has a standing Compensation Committee. During 2021, the Compensation Committee consisted of Barclay F. Corbus, who serves as Chairman, Joseph J. Tabacco, Jr., and Barbara H. Messing, each of whom is a non-employee and independent. The Compensation Committee is responsible for approving salaries, incentives, and other forms of compensation for our directors, executive officers, and certain other employees, and administering various incentive compensation and benefit plans. The Compensation Committee Report is included in this Proxy Statement.
Nominating and Corporate Governance Committee. The Board also has a standing Nominating and Corporate Governance Committee. During 2021, the Nominating and Corporate Governance Committee consisted of Joseph J. Tabacco, Jr., who serves as Chairman, Barclay F. Corbus, and Barbara H. Messing, each of whom is a non-employee and independent. The Committee has authority to recommend Board nominees to the full Board, and also has authority over matters of corporate governance. Each member of the Board of Directors has historically participated in the consideration of director nominees.
Board and Committee Meetings
The Board held eight meetings during 2021, four of which were regularly scheduled and the rest of which were special meetings. The Audit Committee held thirteen meetings during 2021; the Compensation Committee held seven meetings during 2021; and the Nominating and Corporate Governance Committee held four meetings during 2021. Each incumbent director attended at least 75% of the meetings of the Board and of the total number of meetings held by all committees of the Board on which he or she served during 2021. The non-management members of the Board of Directors meet regularly in executive session without management present.
2022 Proxy Statement | 33

The Board / Board Leadership Structure
Board Leadership Structure
Jonathan E. Johnson III serves as our principal executive officer and as a member of the Board of Directors. Allison H. Abraham has served as Chairwoman of the Board since 2017. We have not named a lead independent director. At December 31, 2021, the Board consisted of seven directors, six of whom were independent. We believe that our leadership structure is appropriate because the size of the Board and the composition of the Board permit and encourage each member to take an active role in all discussions, and each member does actively participate in all substantive discussions. We believe that our current structure is serving the Company well.
Board Role in Risk Oversight
The Board oversees the management of risks inherent in the operation of our businesses and the implementation of our strategic plan. In this regard, the Board seeks to understand and oversee the most critical risks relating to the Company’s business, allocate responsibilities for the oversight of risks amongst the full Board and its committees, and see that management has in place effective systems and processes for managing risks facing the Company. Risks falling within this area include, but are not limited to, general business and industry risks, operating risks, business continuity risks, cyber-security risks, financial risks including infrastructure, talent management, human capital and workforce-related risks (e.g., sex harassment), and compliance and regulatory risks. For example, the Board has delegated responsibility for oversight of risk management relating to compensation matters to the Compensation Committee. The Board has delegated responsibility for cybersecurity risks, including protection of customer and employee data, proprietary information, business continuity risks and cyber risks, to the Audit Committee and management. The Board has delegated responsibility for financial and other risk management to the Audit Committee, although the full Board remains involved in risk management. Overseeing risk is an ongoing process and is inherently tied to our operations and overall strategy. Accordingly, the Board considers risk throughout the year and with respect to specific proposed actions. While the Board oversees risk, our management is charged with identifying and managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate information about risk to the Board. Risk management is not allocated to a single risk management officer within the Company, but rather is administered by management in an approach that is designed to ensure that the most significant risks to the Company, on a consolidated basis, are being managed and monitored appropriately. The Committees and the Board receive periodic reports from management regarding various aspects of the Company’s risk management program. The Audit Committee reviews a quarterly report and presentation from information security leadership regarding cyber security matters. The way the Board and Committees administer the oversight of risk management has not had any effect on the Board’s leadership structure.
Director Qualifications
The Nominating and Corporate Governance Committee has developed the Company’s Corporate Governance Principles (“Principles”), which have been adopted by the Board. The Principles set forth the Committee’s belief that while there are no specific minimum qualifications the Committee believes must be met by a candidate to be recommended by the Committee, candidates for election to the Board should have the highest professional and personal ethics and values. Candidates should have broad relevant experience, and should be committed to enhancing long-term stockholder value. They should be able and willing to provide insight and practical advice, and they must actively represent the interests of the stockholders. The Committee believes that a variety of types and a balance of knowledge, experience, and capabilities among the members of the Board are in the best interests of the stockholders. The Principles set forth the Committee’s belief that diversity of viewpoint, professional experience and other individual qualities and attributes should be considered to the extent that they relate to the contribution a director is expected to make to the Board and the Company. The Committee periodically reviews the Principles, including the portion regarding diversity. The ability of a candidate to make independent analytical inquiries, the ability to understand the Company’s business, and the willingness of a candidate to devote adequate attention and time to the duties of the Board, are all relevant to the qualifications of a candidate. The specific experience, qualifications, attributes, or skills that led the Committee to the conclusion that each director should be a director considering our business and structure are described under “Information Regarding Director Nominees and Other Directors,” below.
Identification and Evaluation of Nominees for Director
The Nominating and Corporate Governance Committee believes that the current Board composition is serving the stockholders of the Company well. In the future, the Committee may consider additional candidates identified through current members of the Board, professional search firms, stockholders or other persons. Candidates may be evaluated at regular or special meetings of the Board, and may be considered at any point during the year.
34 | 2022 Proxy Statement

The Board / Communications with the Board
Stockholders may propose director candidates for general consideration by the Nominating and Corporate Governance Committee by submitting in proper written form the individual’s name, qualifications, and the other information required by the Bylaws as described below in “Other Information—Procedure for Nominating Directors for Election at an Annual Meeting or a Special Meeting” to the Corporate Secretary of the Company. The Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria applicable to the evaluation of candidates proposed by directors or management.
The Committee has not approved any nominee for inclusion on our proxy card for the 2022 Annual Meeting other than Joseph J. Tabacco, Jr., Dr. Robert J. Shapiro, and Barbara H. Messing. We have not paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee did not receive, by a date not later than 120 calendar days before the date of the Company’s Proxy Statement released to security holders in connection with the previous year’s annual meeting, a recommended nominee from a security holder that beneficially owned more than 5% of the Company’s voting common stock for at least one year as of the date the recommendation was made, or from a group of security holders that beneficially owned, in the aggregate, more than 5% of the Company’s voting common stock, with each of the securities used to calculate that ownership held for at least one year as of the date the recommendation was made.
Communications with the Board
The Board has adopted resolutions to provide a formal process by which stockholders may communicate with the Board. The process adopted by the Board permits stockholders to communicate with the Board either in writing, addressed to the Board at the Company’s headquarters at 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mail, sent to boardofdirectors@overstock.com. All communications from stockholders regarding matters appropriate for stockholder communications with the Board and delivered as described will be delivered to one or more Board members. The determination whether a communication involves a matter appropriate for stockholder communications with the Board is made by the Chairwoman of the Board or our Chief Legal Officer & Corporate Secretary. Stockholders who desire to utilize the procedures described under “Other Information—Procedure for Submitting Rule 14a-8 Stockholder Proposals” or “—Procedure for Nominating Directors for Election at an Annual Meeting or a Special Meeting” should read those sections and the applicable portions of our bylaws and follow the procedures described.
Annual Meeting Attendance
Our policy is that Board members should attend our annual stockholders meetings if reasonably possible. All members of the Board attended the last annual stockholders meeting, which was held in May 2021.
Director Resignation Policy
Our Board has adopted a director resignation policy. The policy applies only to uncontested elections of directors. Under the policy, any incumbent nominee who fails to receive a greater number of “for” votes than “withhold” votes or instructions is required to tender his or her resignation to the Chairwoman of the Board within five business days following the certification of the stockholder vote. The Nominating and Corporate Governance Committee will consider any such tendered resignation and will make a recommendation to the Board of Directors concerning the acceptance or rejection of such resignation within 60 days following the date of the stockholders’ meeting. The Board of Directors will determine whether to accept or reject the resignation within 30 days after its receipt of the Committee’s recommendation, and we will publicly disclose the Board’s decision and, if applicable, the reasons for rejecting the tendered resignation, in a Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Board’s decision is made.
Code of Ethics
We have adopted a code of business conduct and ethics (“Code of Ethics”) that applies to all of our directors and employees. We will provide a copy of the Code of Ethics to any person without charge, upon request. Requests for a copy of the Code of Ethics may be made in writing addressed to: Chief Legal Officer, Overstock.com, Inc., 799 W. Coliseum Way, Midvale, Utah 84047. The Code of Ethics is also available on the Company’s website at http://investors.overstock.com/corporate-governance/highlights.
2022 Proxy Statement | 35

The Board / Policies and Procedures Regarding Related Party Transactions
Policies and Procedures Regarding Related Party Transactions
The Board has established a written policy and procedures for the review and approval or ratification of related party transactions. Under the Board’s policy, any related party transaction that would be required to be disclosed pursuant to Item 404 of Regulation S-K is subject to the prior approval of the Audit Committee unless prior approval is not feasible, in which case the transaction is required to be considered at the Audit Committee’s next meeting and, if the Audit Committee determines it to be appropriate, may be ratified at that meeting. In determining whether to approve or ratify a related party transaction, the Audit Committee considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available from an unrelated person under the same or similar circumstances, and the extent of the related person’s interest in the transaction. No member of the Audit Committee may participate in any approval or ratification of a related party transaction in which such member is a related person, other than to provide the Audit Committee with all material information regarding the transaction, including information regarding the extent of the member’s interest in the transaction, except that the Audit Committee may allow one or more members to participate in any approval or ratification of a related party transaction or potential related party transaction in which such member(s) is or may be a related person if the Audit Committee determines that doing so is in the best interests of the Company and its stockholders and informs the Board of Directors of any such approval. If a related party transaction will be ongoing, the Audit Committee may establish guidelines or other parameters or conditions relating to our participation in the transaction. The Audit Committee may from time to time pre-approve types or categories of transactions by related persons.
36 | 2022 Proxy Statement

The Board / Information Regarding Director Nominees and Other Directors
Information Regarding Director Nominees and Other Directors
Set forth below is certain information regarding the nominees for election and all other directors of Overstock whose term of office continues after the 2022 Annual Meeting.
Class II Directors and Nominees for Election Terms Expiring in 2025

Joseph J. Tabacco, Jr.
Age: 73
Director since: 2007
Committee Memberships: Nominating and Corporate Governance (Chair), Compensation
Mr. Joseph J. Tabacco, Jr. has served as a director of Overstock since June 2007. For more than the last five years Mr. Tabacco was the founding partner and has served as managing partner of the San Francisco office of Berman Tabacco. A 1974 honors graduate of George Washington University School of Law, Mr. Tabacco litigates antitrust, securities fraud, commercial high tech, and intellectual property matters. Since entering private practice in the early 1980s, Mr. Tabacco has served as trial or lead counsel in numerous antitrust and securities cases. Prior to 1981, Mr. Tabacco served as senior trial attorney for the U.S. Department of Justice, Antitrust Division. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Tabacco should serve as a director considering our business and structure were his experience and leadership in securities and shareholder matters, his experience and leadership in litigation, and his experience managing his law firm.

Dr. Robert J. Shapiro
Age: 73
Director since: 2020
Committee Memberships: Audit
Dr. Robert J. Shapiro has served as a director of Overstock since February 2020. Dr. Shapiro previously served as a member of the board of directors of Medici Ventures, our former wholly-owned subsidiary, until April 2021 and previously served on the board of directors of MLG, a Medici Ventures portfolio company. Dr. Shapiro is the chairman and founder of Sonecon, LLC, a private consultancy firm he founded in 2001 that advises the U.S. government, U.S. and foreign businesses, and non-profit organizations on economic matters. He has advised three U.S. presidents, numerous U.S. senators and representatives, members of the Clinton, Bush and Obama cabinets, foreign government officials, executives at Fortune 100 companies, and non-profit organizations. Dr. Shapiro is also a senior fellow of the Georgetown University Center for Business and Public Policy, director of the NDN Center on Globalization, and a member of the advisory boards of Cote Capital and Civil Rights Defenders. From 1997 to 2001, he was U.S. Under Secretary of Commerce for Economic Affairs. Prior to that, he was co-founder and vice president of the Progressive Policy Institute and, before that, the legislative director and economic counsel to Senator Daniel P. Moynihan. Dr. Shapiro also served as the principal economic advisor to Bill Clinton in his 1991-92 campaign, a senior economic advisor to Hilary Rodham Clinton in 2016, and advised the presidential campaigns of Joseph Biden, Barack Obama, John Kerry, and Al Gore. He has been a fellow of Harvard University, the Brookings Institution, the National Bureau of Economic Research, and the Fugitsu Institute. He holds a Ph.D. and M.A. from Harvard University, a M.Sc. from the London School of Economics and Political Science, and an A.B. from the University of Chicago. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Dr. Shapiro should serve as a director considering our business and structure were his experience with foreign businesses, governments, and economics.

2022 Proxy Statement | 37

The Board / Information Regarding Director Nominees and Other Directors

Barbara H. Messing
Age: 50
Director since: 2020
Committee Memberships: Nominating and Corporate Governance, Compensation
Ms. Barbara H. Messing has served as a director of Overstock since August 2020. Ms. Messing is the Chief Marketing and Employee Experience Officer for Roblox (NYSE:RBLX). Prior to Roblox, Ms. Messing held the role of Senior Vice President, Chief Marketing Officer (“CMO”) for Walmart Inc. from 2018 to 2019. Prior to joining Walmart, she served as the Senior Vice President, CMO, of TripAdvisor, Inc. where she worked from 2011 to 2018. Prior to that she served in several management positions at Hotwire.com between 2002 and 2011, including Vice President of Customer Experience, and Vice President and General Manager, Travel Ticker. Ms. Messing is currently also a director on the board of Vacasa, Inc. (NASDAQ:VCSA). She has previously served on the board of directors of Diamond Resorts from 2020-2021, Mashable, Inc. from 2014-2017 and of XO Group, Inc. from 2014-2018. Ms. Messing received her Bachelor of Arts degree from Northwestern University and her Juris Doctorate from Stanford Law School. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Ms. Messing should serve as a director considering our business and structure were her extensive marketing and on-line retail experience, including her roles of Chief Marketing and Employee Experience Officer at Roblox, CMO with Walmart, and CMO with TripAdvisor, and her experience with Hotwire.com and Travel Ticker.

38 | 2022 Proxy Statement

The Board / Information Regarding Director Nominees and Other Directors
Class III Directors (Terms Expiring in 2023)

Allison H. Abraham
Age: 59
Director since: 2002
Committee Memberships: Audit (Chair)
Ms. Allison H. Abraham was appointed Chairwoman of Overstock’s Board of Directors in 2017 and has served as a director of Overstock since 2002. Ms. Abraham is the Founder, President, and director of The Newton School, a private, non-profit K-8 school located in Sterling, Virginia, established in 2009. Ms. Abraham also served as an independent director for Nebraska Book Company from 2012 to 2015, and was a board member at Precision Imaging, a private medical service company, from 2003-2016. Ms. Abraham managed her own consulting business from 2001 to 2008. Previously, Ms. Abraham served as President and as a director of LifeMinders. Prior to joining LifeMinders, Ms. Abraham served as Chief Operating Officer of iVillage and was President, Chief Operating Officer and a director of Shoppers Express. From 1992 to 1996, Ms. Abraham held marketing and management positions at Ameritech Corporation, and American Express Travel Related Services prior to that. Ms. Abraham holds a Bachelor of Arts Degree in Economics from Tufts University and a Master’s Degree of Business Administration from the Darden School at the University of Virginia. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Ms. Abraham should serve as a director considering our business and structure were Ms. Abraham’s substantial marketing and management experience running online and offline companies, including LifeMinders, iVillage, Shoppers Express, Ameritech and American Express, as well as her previous governance experience as a director.

William B. Nettles, Jr.
Age: 49
Director since: 2020
Committee Memberships: Audit
Mr. William B. Nettles, Jr. has served as a director of Overstock since June 2020. Mr. Nettles is the Co-Founder and Managing Partner of Invictus Growth Partners, a private equity firm that invests in and advises technology companies. He is also a founder and on the board of directors of Advanced Mobile Payments, a payment technology solutions company located in Newport Beach, CA. Prior to Invictus Grown Partners, Mr. Nettles has held various leadership roles at different companies, including Executive Vice President of Sungevity, based in Oakland, CA, Director of Investments at Pan African Investments (PIC), a New York City-based private investment firm, VP and Head of Corporate Development and Investor Relations at VeriFone and later the GM of the Middle East and Africa at VeriFone, and Corporate Development executive at Lycos. Mr. Nettles began his career at Credit Suisse, where he was an investment banker, focused on mergers, acquisitions, equity and debt financings. Mr. Nettles graduated from the University of California at Berkeley where he received a B.S. in Business Administration. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Nettles should serve as a director considering our business and structure were Mr. Nettles’ substantial business investment and technology experience.

2022 Proxy Statement | 39

The Board / Information Regarding Director Nominees and Other Directors
Class I Directors (Terms Expiring in 2024)

Barclay F. Corbus
Age: 55
Director since:2007
Committee Memberships: Nominating and Corporate Governance, Compensation (Chair)
Mr. Barclay F. Corbus has served as a director of Overstock since March 2007. He also served on the board of directors of tZERO and Medici Ventures until April 2021. Mr. Corbus has served as Senior Vice President of Clean Energy Fuels Corp. (NASDAQ:CLNE), a provider of renewable fuel for vehicles, with responsibility for strategic development and renewable fuel project development, since September 2007. He served as Co-CEO of WR Hambrecht + Co., an investment banking firm, from July 2004 to September 2007, and prior to that date served in other executive positions with WR Hambrecht + Co. Prior to joining WR Hambrecht + Co in March 1999, Mr. Corbus was in the investment banking group at Donaldson, Lufkin and Jenrette. Mr. Corbus graduated from Dartmouth College with a Bachelor of Arts Degree in Government and has a Master’s Degree of Business Administration in Finance from Columbia Business School. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Corbus should serve as a director considering our business and structure were his substantial experience in finance, management, and strategic planning, as well as his experience analyzing and evaluating corporate business plans, capital structures and needs, and debt, equity and hybrid financing alternatives resulting from his work for Clean Energy Fuels Corp., WR Hambrecht + Co., and Donaldson, Lufkin and Jenrette.

Jonathan E. Johnson III
Age: 56
Director since: 2013
Committee Memberships: N/A
Mr. Jonathan E. Johnson III joined Overstock in September 2002 and has served as a Director since May 2013. Mr. Johnson has served as Overstock’s Chief Executive Officer since September 2019. He previously served as Chairman of the Board from 2014 to 2017, transitioning to the position after serving five years as the Company’s President, and later as the Executive Vice Chairman of the Board. Mr. Johnson joined Overstock in 2002 as the Company’s General Counsel and has held various business and legal positions within the company. From 2016 to 2021, Mr. Johnson served as president of Medici Ventures, a former Overstock subsidiary, which has since been converted to a limited partnership. He also served on the board of directors of Medici Ventures, was chairman of the board of directors of tZERO, and served on the board of directors of Medici Ventures portfolio companies Bitt, FinClusive, GrainChain, PeerNova, MLG, and Voatz, in each case until April 2021. Since February 2022, Mr. Johnson has served on the board of directors of the J.M. Smucker Company (NYSE:SJM). Mr. Johnson received a Bachelor’s Degree in Japanese from Brigham Young University, studied at Osaka University of Foreign Studies in Japan, and received his juris doctor degree from the J. Reuben Clark Law School at Brigham Young University. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Johnson should serve as a director considering our business and structure were his experience as our General Counsel, as our Vice President, Strategic Projects and Legal, as our Senior Vice President, Corporate Affairs, as our President, and as our Chief Executive Officer.

40 | 2022 Proxy Statement

Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during 2021 were Barclay F. Corbus, Joseph J. Tabacco, Jr., and Barbara H. Messing. During 2021:
•	none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;
•	none of the members of the Compensation Committee had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K; and
•
none of the Company’s executive officers served on the Compensation Committee (or other Board committee performing equivalent functions), or as a member of the board of directors of another entity, one of whose executive officers served on our Board or Compensation Committee (or other Board committee performing equivalent functions).

2022 Proxy Statement | 41

Compensation Discussion and Analysis
Introduction
The Compensation Committee administers our executive compensation program. The Compensation Committee, which consists entirely of independent directors, is responsible for reviewing and approving our compensation policies, for reviewing and approving all forms of compensation for our executive officers, including our named executive officers identified in the Summary Compensation Table below (the “Named Executive Officers”), for administering our incentive compensation programs, for approving and overseeing the administration of certain employee benefits under our employee benefits programs, and for providing insight and guidance to management with respect to employee compensation and retention generally. Following is a discussion of the objectives and implementation of our executive compensation programs.
The Compensation Committee operates under a charter adopted by the Board of Directors. The Compensation Committee periodically reviews the adequacy of its charter and recommends changes to the Board for approval as it considers appropriate. The Compensation Committee meets at scheduled times during the year and acts from time to time by written consent. The Compensation Committee reports on its activities and makes recommendations at meetings with the Board. The Compensation Committee approves executive salaries, approves awards under incentive/bonus plans, and administers the Company’s Amended and Restated 2005 Equity Incentive Plan (the “2005 Plan”). The Compensation Committee periodically reviews comparative executive compensation information from other public companies. Additionally, from time to time, the Compensation Committee reviews other human resource issues, including qualified and non-qualified benefits and management performance appraisals and succession planning. During 2021, our Chief Executive Officer, Jonathan E. Johnson III (our “CEO”); our President, David J. Nielsen; our Chief Financial Officer, Adrianne B. Lee; our Chief People Officer, Meghan E. Tuohig; and other executive officers made recommendations and participated in compensation discussions concerning executive officers. The Compensation Committee does not have the power to delegate any of its authority to any other person. Our CEO does not participate in any Compensation Committee deliberations regarding his compensation.
Say on Pay Vote
At the 2020 annual stockholders meeting our stockholders voted, on an advisory basis, to approve our executive compensation. The Compensation Committee was aware of the results of the advisory vote when it made 2021 compensation decisions, but its awareness of the advisory vote did not affect the Committee’s decisions.
The say-on-pay vote is advisory and, therefore, not binding on the Board or on the Company; however, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements. The current frequency of the say-on-pay vote is once every three years. The next advisory say-on-pay vote will occur at the annual meeting of stockholders in 2023.
Compensation Objectives
Our executive compensation programs seek to attract and retain highly competent executive management who will build long-term economic value for the Company. Our general compensation philosophy for our executives is that our executives’ cash compensation should generally be at levels that are sufficient to retain the services of the executives, but that our executives’ opportunities for more significant compensation should be tied closely to our performance.
The objectives of our executive compensation plans and programs are to:
•	Increase the long-term economic value of the Company;
•	Retain senior executives; and
•	Deliver the total executive compensation package in a cost-effective manner.
Our executive compensation policy is designed to reward decisions and actions that have a positive effect on our financial performance and long-term stock value, and to balance short-term and long-term goals. Since 2008 our approach to equity awards has been to make an annual grant of restricted stock units (“RSUs”) in an effort to create an equity awards system that will have long-term motivational effects tied directly to our stock price, subject to compliance with the vesting
42 | 2022 Proxy Statement

Compensation Discussion and Analysis / Employee Agreements
requirements. The Compensation Committee believes that annual RSU grants, with multi-year vesting requirements, made over a number of years, should have the desired effect of providing appropriate incentives tied to the market price of the common stock over a long period of time, without encouraging short-term or inappropriate management decisions.
In addition to our 2005 Plan, tZERO adopted an equity incentive plan. For work performed in 2021, our Chief Executive Officer received a grant under the tZERO Equity Incentive Plan (the “tZERO Plan”), as shown in the Summary Compensation Table and other tables below. No other Named Executive Officer received grants under the tZERO Plan. As previously disclosed, following the completion of the Pelion Transaction in 2021, we deconsolidated tZERO’s consolidated net assets and noncontrolling interest from our consolidated financial statements and results.
In 2021 our Named Executive Officers were not eligible to participate in any bonus plan, but one or more Named Executive Officers received individual bonuses, as described below.
During 2021, the Compensation Committee adjusted the base salaries of certain executive officers, including certain Named Executive Officers, which are set forth below in Elements of Compensation. The adjustments to base salaries were made in consideration of individual contributions and market data.
The accounting and tax treatment of forms of compensation generally do not affect the Compensation Committee’s compensation decisions.
Employment Agreements
In April of 2020, we entered into Executive Retention Agreements with certain executive officers, including Jonathan E. Johnson III, our Chief Executive Officer and a member of our Board of Directors; Adrianne B. Lee, our Chief Financial Officer; David J. Nielsen, our President; Carter P. Lee, our Chief Administrative Officer; Meghan E. Tuohig, our Chief People Officer; and Ronald Hilton, our former Chief Merchandising and Operations Officer. We also entered into an Executive Retention Agreement with Elizabeth W. Solomon, our former Chief Marketing Officer, when she was hired. Pursuant to these Retention Agreements, in consideration of the executive’s continued rendering of services to us, we agree that, in connection with the executive’s termination from the Company that is neither voluntary nor for cause, we will (i) pay the executive a severance amount equal to a lump sum cash payment computed by taking the executive’s monthly rate of pay and multiplying it by the number of years of service completed at signing of the Retention Agreement, but not greater than six months’ or less than two months’ worth of monthly pay; on each January 1 after the date of signing the Retention Agreement, the six-month cap will increase by one month, but in no event will ever be greater than twelve months; and (ii) accelerate the vesting of unvested equity awards which would have otherwise vested during a specified post-termination time period, the length of which is determined by using one month for each year of service completed at signing of the Retention Agreement, but not greater than six months or less than two months; on each January 1 after the date of signing the Retention Agreement, the six-month cap will increase by one month, but in no event will ever be greater than twelve months.
Elizabeth W. Solomon, our former Chief Marketing Officer, left the Company on November 29, 2021. Pursuant to a Severance Agreement and Release we entered with Ms. Solomon, she will receive severance payment of $249,132, payable in accordance with our normal pay cycle through July 15, 2022, each such payment less applicable deductions for taxes. Ms. Solomon also received payment of approximately $8,687, representing six-months of COBRA premiums, and will receive a $100,000 bonus on or before April 30, 2022, each such payment less applicable deductions for taxes. In addition, pursuant to this agreement, Ms. Solomon agreed to certain customary confidentiality, non-competition, non-disparagement, and non-solicitation provisions, and agreed to release the Company from certain claims in connection with her employment.
Ronald Hilton, our former Chief Merchandising and Operations Officer, left the Company on December 17, 2021. Pursuant to a Severance Agreement and Release we entered with Mr. Hilton, he will receive severance payment of $216,667, payable in accordance with our normal pay cycle through August 17, 2022, each such payment less applicable deductions for taxes. Mr. Hilton also received a payment of approximately $14,677, representing eight-months of COBRA premiums, less applicable deductions for taxes. Also, the vesting of 11,334 restricted stock units held by Mr. Hilton was accelerated. In addition, pursuant to this agreement, Mr. Hilton agreed to certain customary confidentiality, non-competition, non-disparagement, and non-solicitation provisions, and agreed to release the Company from certain claims in connection with his employment.
The foregoing agreements are described in further detail below under “Compensation Discussion and Analysis—Severance and Change of Control Arrangements.”
2022 Proxy Statement | 43

Compensation Discussion and Analysis / Retirement Benefits
Retirement Benefits
We do not offer any pension plan or other retirement benefits except a 401(k) plan and a nonqualified deferred compensation plan for senior management. At December 31, 2021, none of our Named Executive Officers had any amounts deferred under the Deferred Compensation Plan (as defined below) except Mr. Lee.
Role of Compensation Consultants
The Compensation Committee has sole discretion, at Company expense, to retain and terminate compensation consultants, independent legal counsel, or other advisors, including sole authority to approve their fees and retention terms. In November 2019, the Compensation Committee engaged VisionLink Advisory Group, Inc. (“VisionLink”) as its independent compensation consultant. VisionLink reported directly to the Compensation Committee and performed services as directed by the Committee. In February 2021, VisionLink (i) reviewed our comparator group companies, the compensation of our CEO and the other Named Executive Officers; and (ii) provided current market data to complement the executive compensation program design and competitive pay analysis. During 2021, the Compensation Committee engaged Mercer (US) Inc. as its independent compensation consultant to perform an analysis of executive compensation for 2022.
Elements of Compensation
The elements of total compensation for which our Named Executive Officers were generally eligible during 2021 were as follows:
•	Base salary (in which we include payments for paid time off, holiday pay, and Company holidays);
•	Individual bonuses;
•	Awards under our 2005 Plan;
•	Matching contributions under our 401(k) plan;
•	Benefits under our health, welfare and supplemental disability benefits plans;
•	Benefits under our Nonqualified Deferred Compensation Plan; and
•	Service awards for reaching five, ten, fifteen or twenty years of service to the Company, which may include gross up payments to compensate for the taxes on those awards.
Each of these elements is discussed below.
Our CEO. In 2019, Jonathan E. Johnson III was appointed CEO of the Company. As CEO, in 2021, Mr. Johnson had a base salary of $825,000. Mr. Johnson’s salary was increased to $875,000 on January 21, 2022 in recognition of his individual contributions in 2021 and market data provided by VisionLink. Prior to becoming CEO, Mr. Johnson was the president of Medici Ventures, a position he continued to hold in addition to his role of CEO of the Company until the completion of the Pelion Transaction in April 2021. Mr. Johnson also served as chairman of the board of directors of tZERO until the completion of the Pelion Transaction in April 2021. For his service as chairman of the tZERO board of directors in 2021, he received a grant of 50,000 restricted stock units of tZERO common stock granted pursuant to the tZERO Plan with a grant date value of $47,500 (this award was made on August 10, 2020, at which time he received 100,000 RSUs with a grant date value of $95,000 for his service for the third quarter of 2020 through the second quarter of 2021 – of which 50,000 RSUs and $47,500 relate to his service in the first and second quarters of 2021). As previously disclosed, following the completion of the Pelion Transaction in 2021, we deconsolidated tZERO’s consolidated net assets and noncontrolling interest from our consolidated financial statements and results. Mr. Johnson also received 401(k) matching contributions of $17,400; had imputed income for group term life insurance in the amount of $7,333; had premiums paid by the Company for supplemental disability insurance in the amount of $4,398; had Utah State bar dues paid by the Company in the amount of $434; and had California State bar dues paid by the Company in the amount of $528. On January 21, 2022, Mr. Johnson was also given an individual bonus of $195,000 for his extraordinary efforts and performance in 2021.
Base Salary. The base salaries of the Named Executive Officers are reviewed by the Compensation Committee annually. On February 4, 2021 the Compensation Committee met to set 2021 salaries for our executive officers, including our Named Executive Officers. In setting the executive officer salaries the Compensation Committee reviewed market data provided by VisionLink and considered the individual efforts and contributions of each executive officer. Salaries for certain Named Executive Officers were changed in 2021 from their 2020 salaries as follows: Jonathan E. Johnson III’s salary was increased from $625,000 to $825,000 due to his efforts and his successes in improving Company performance in 2020. In consideration of individual contribution in 2020 as well as market data provided by VisionLink, in 2021, Adrianne B. Lee’s salary was increased from $400,000 to $425,000;
44 | 2022 Proxy Statement

Compensation Discussion and Analysis / Elements of Compensation
David J. Nielsen’s salary was increased from $450,000 to $550,000; Meghan E. Tuohig’s salary was increased from $300,000 to $325,000; and Ronald Hilton’s salary was increased from $300,000 to $325,000.
2021 Individual Bonus Payments. In 2021, our Named Executive Officers were not eligible to participate in any bonus plan. However, several of our Named Executive Officers received individual bonuses. On May 14, 2021, a $40,000 bonus was given to Ms. Lee for her efforts relating to the completion of certain strategic initiatives. On March 29, 2021, a $100,000 one-time sign-on bonus was given to Ms. Solomon and on or before April 30, 2022 she will receive another $100,000 bonus pursuant to her severance agreement.
In addition, individual bonuses were given to certain of our Named Executive Officers in 2022 to reward them for their extraordinary efforts and performance in 2021. On January 21, 2022, a $195,000 bonus was awarded to Mr. Johnson, a $125,000 bonus was awarded to Mr. Nielsen, a $100,000 bonus was awarded to Ms. Lee, a $55,000 bonus was awarded to Mr. Lee, and a $75,000 bonus was awarded to Ms. Tuohig.
2005 Plan. We use the grant of awards under our 2005 Plan to provide long-term incentive compensation opportunities to our key employees, including the Named Executive Officers. The plan was most recently reapproved by the stockholders in 2020. It provides for the grant of equity-based awards, including restricted stock and restricted stock unit awards. The plan is designed to provide incentive compensation that aligns management’s financial interests with those of our stockholders and encourages management ownership of our common stock.
Since 2008 the only type of award we have granted under the 2005 Plan has been restricted stock units (“RSUs”). The Compensation Committee determines the number of RSUs to be granted to key employees, including Named Executive Officers, based on a recommendation of management including the active participation during 2021 of the CEO, by determining the aggregate amount the Compensation Committee considers appropriate for the entire group and allocating the awards on the basis of management’s recommendation and the Compensation Committee’s subjective views of the relative ability of key employees or groups of key employees to make positive contributions to the Company. The Compensation Committee generally makes equity grants to key employees, including Named Executive Officers, annually at a regularly scheduled Compensation Committee meeting typically held in late January or early February of each year. In 2021, the Compensation Committee made these regular equity grants on February 4, 2021. We have not otherwise adopted any specific policy regarding the amount or timing of any stock-based compensation for employees under the 2005 Plan, although the aggregate amount of the equity grants to employees in recent years has generally been a number of shares approximately equal to [1-2%] of the number of shares outstanding, and the annual grant typically occurs during the first half of the year. We have never backdated or repriced options or any other equity award. The aggregate grant date fair value of equity-based awards is set forth in the Summary Compensation Table. Information concerning the number of RSUs held by each Named Executive Officer as of December 31, 2021, under the 2005 Plan is set forth in the Outstanding Equity Awards at Fiscal Year-End Table. The annual RSU grants to our Named Executive Officers have historically been the most significant incentive compensation arrangement we utilize.
401(k) Plan. We maintain a 401(k) plan, in which Named Executive Officers may participate. During 2021 we made 100% matching contributions on the first 6% of eligible compensation, both base and bonus compensation, deferred by eligible employees. Employee contributions vest immediately. We did not make any profit- sharing contributions in 2021. The amounts of the matching contributions to our Named Executive Officers are included in the “All Other Compensation” column of the Summary Compensation Table. Participation in the 401(k) plan is available to employees on a non-discriminatory basis.
Health and Welfare Benefits. We provide health, life and disability insurance and other employee benefits programs to our employees, including our Named Executive Officers. We also provide supplemental disability insurance for our senior management team members, including the Named Executive Officers. Except for the supplemental disability insurance, our employee benefits plans are provided on a non-discriminatory basis. The amounts of the supplemental disability insurance premium payments we make for the benefit of our Named Executive Officers are included in the “All Other Compensation” column of the Summary Compensation Table. Every year, our senior management team members review and update our health and welfare benefits to remain competitive in the markets where our employees reside.
Nonqualified Deferred Compensation Plan. We have a nonqualified deferred compensation plan for senior management (the “Deferred Compensation Plan”), which also became available to employees making more than $170,000 in 2021. The Deferred Compensation Plan, which is described in more detail below, allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and also permits us to make discretionary contributions to participants’ accounts, although we have never made any discretionary contributions to participants’ accounts. At December 31, 2021, none of our Named Executive Officers except Mr. Lee had any amounts deferred under the Deferred Compensation Plan.
2022 Proxy Statement | 45

Compensation Discussion and Analysis / Nonqualified Deferred Compensation Plan
Service Awards. We pay service awards to all employees, including Named Executive Officers, for reaching certain milestones for their years of service. Although these awards are primarily ceremonial, we believe that loyalty to the Company and length of service deserve recognition. We therefore provide the following employee service awards:
•	after five years of service—we provide a $250 Company gift card;
•	after ten years of service—we provide a $250 Company gift card plus $1,000 cash with a gross up to compensate the employee for taxes on the award;
•	after fifteen years of service—we provide a $250 Company gift card plus we allow the employee to take a one-month sabbatical with pay; and
•	after twenty years of service—we provide a $250 Company gift card plus $5,000.
In 2021, certain Named Executive Officers received service awards. Mr. Lee received a $250 Company gift card plus $5,000 for his twenty years of service to the Company. Ms. Tuohig received a $250 Company gift card plus the ability to take one-month sabbatical with pay for her fifteen years of service to the Company. Mr. Hilton received a $250 Company gift card plus $1,000 cash with a gross up of $774 to compensate him for taxes on the award for his ten years of service to the Company.
Why We Pay these Elements of Compensation; How We Determine the Amounts; and Interrelationships of these Elements. The main elements of compensation potentially available to our Named Executive Officers (other than our Chief Executive Officer) for 2021 were base salary and RSU grants, with the possibility of bonus payments for individual performance. The three elements operate independently of one another. The Compensation Committee periodically considers the value of each component and the total value of the compensation package being provided to each of the Named Executive Officers, as well as the history of each officer’s compensation package. The base salaries we paid the Named Executive Officers during 2021 were paid in order to retain the services of those executives.
The Compensation Committee granted RSUs to our Named Executive Officers and other key employees on February 4, 2021 to provide long-term incentive compensation tied directly to the price of the Company’s common stock. The grants were intended to have a retention effect, as they vest in equal annual increments over a three-year period. They were also intended to provide reasonable incentives tied to the price of the Company’s common stock, which the Compensation Committee believes to be in the best interests of stockholders generally. In approving the February 4, 2021 grants the Compensation Committee considered individual contributions, as well as the market data and recommendations provided by the third-party compensation consultant.
The Compensation Committee sometimes approves individual bonus payments as rewards for extraordinary efforts. Certain Named Executive Officers received personal bonuses for their extraordinary efforts and individual contributions to the Company in 2021. The bonus payments to our Named Executive Officers during 2021 are described above under “2021 Individual Bonus Payments.”
We provide the 401(k) plan and the health and welfare benefits to help make our overall compensation packages and work environment more attractive to all our employees, including our Named Executive Officers.
Risks of Our Compensation Policies and Practices. We periodically analyze and evaluate risks arising from our compensation policies and practices, and have concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on us.
Nonqualified Deferred Compensation Plan
We have a nonqualified deferred compensation plan for senior management (the “Deferred Compensation Plan”), which also became available to employees making more than $170,000 in 2021. The Deferred Compensation Plan allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and permits us to make discretionary contributions to participants’ accounts. Participants are permitted to select from a limited number of investment alternatives available under the Deferred Compensation Plan. Under the terms of the Deferred Compensation Plan, eligible members of senior management, including the Named Executive Officers, may defer receipt of their compensation, including up to 50% of their salaries and up to 90% of their bonuses. We may, though we have no obligation to, make discretionary contributions on behalf of a participant in the Deferred Compensation Plan, in such form and amount as we deem appropriate. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer. We have never paid any above-market or preferential earnings on any compensation deferred under the Deferred Compensation Plan. At December 31, 2021, none of our Named Executive Officers had any funds in the Deferred Compensation Plan except Mr. Lee.
46 | 2022 Proxy Statement

Compensation Discussion and Analysis / Executive Compensation Action Taken After Year-End
Name	Executive Contributions in 2021 ($) (1)	Registrant Contributions in 2021 ($)	Aggregate Earnings in 2021 ($) (1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2021 ($) (1)
Jonathan E. Johnson III	$—	$—	$—	$—	$—
Adrianne B. Lee	$—	$—	$—	$—	$—
David J. Nielsen	$—	$—	$—	$—	$—
Carter P. Lee	$15,000	$0	$8,213	$0	$187,798
Meghan E. Tuohig	$—	$—	$—	$—	$—
Elizabeth W. Solomon	$—	$—	$—	$—	$—
Ronald Hilton	$—	$—	$—	$—	$—
(1)
All of the 2021 contributions, and none of the 2021 earnings, are reported in the 2021 Summary Compensation Table as compensation. Of the amounts reported in the aggregate balance at December 31, 2021, all of the prior years’ contributions were reported in the Summary Compensation Table as compensation for previous years. The 2021 aggregate earnings were calculated based on the actual return on the following funds or securities: American Century Equity Income Fund (actual return: 16.78%); Columbia Acorn International (actual return: 12.89%); Fidelity Balanced Fund (actual return: 18.28%); Fidelity Contra Fund (actual return: 24.36%); Fidelity Low Price Stock Fund (actual return: 24.52%); Invesco Developing Markets A (actual return: -7.50%); Vanguard 500 Index Admiral (actual return: 28.66%); and Overstock.com, Inc. Common Stock (actual return: 19.31%).

Executive Compensation Action Taken After Year-End
The Compensation Committee took action relating to 2021 compensation of one or more Named Executive Officers after December 31, 2021. On January 21, 2022, the Compensation Committee approved bonuses to certain Named Executive Officers based upon their individual performance and contribution during 2021.
On January 21, 2022, the Compensation Committee also set 2022 salaries and made RSU grants to our executive officers, including our Named Executive Officers, based upon individual contribution, as well as market data, analysis, and recommendations of the Compensation Committee’s independent compensation consultant, Mercer (US) Inc.
The Compensation Committee has not approved any 2022 bonus plan in which our Named Executive Officers would be eligible to participate, but Named Executive Officers can receive bonuses as a reward for extraordinary efforts. Below are the 2022 salaries, bonuses and RSU grants provided to our Named Executive Officers.
Name	2022 Salary	2022 Bonus for 2021 Efforts	Restricted Stock Unit Grant
Jonathan E. Johnson III (1)	$875,000	$195,000	50,000
Adrianne B. Lee (2)	$500,000	$100,000	20,000
David J. Nielsen (3)	$575,000	$125,000	20,000
Carter P. Lee (4)	$360,000	$55,000	9,000
Meghan E. Tuohig (5)	$350,000	$75,000	11,000
Elizabeth W. Solomon (6)	$—	$—	—
Ronald Hilton (7)	$—	$—	—
(1)
Mr. Johnson was given a $195,000 bonus for his individual performance and contribution to the Company in 2021. Restricted stock unit grants are made pursuant to the Company’s 2005 Plan and will vest in three equal annual increments after the January 21, 2022 grant date. Figures shown are the number of units/shares. The shares had a value of $40.86 per share at the close of business on January 21, 2022.

(2)
Ms. Lee was given a $100,000 bonus for her individual performance and contribution to the Company in 2021. Restricted stock unit grants are made pursuant to the Company’s 2005 Plan and will vest in three equal annual increments after the January 21, 2022 grant date. Figures shown are the number of units/shares. The shares had a value of $40.86 per share at the close of business on January 21, 2022.

(3)
Mr. Nielsen was given a $125,000 bonus for his individual performance and contribution to the Company in 2021. Restricted stock unit grants are made pursuant to the Company’s 2005 Plan and will vest in three equal annual increments after the January 21, 2022 grant date. Figures shown are the number of units/shares. The shares had a value of $40.86 per share at the close of business on January 21, 2022.

(4)
Mr. Lee was given a $55,000 bonus for his individual performance and contribution to the Company in 2021. Restricted stock unit grants are made pursuant to the Company’s 2005 Plan and will vest in three equal annual increments after the January 21, 2022 grant date. Figures shown are the number of units/shares. The shares had a value of $40.86 per share at the close of business on January 21, 2022.

2022 Proxy Statement | 47

Compensation Discussion and Analysis / Timing of Equity Awards
(5)
Ms. Tuohig was given a $75,000 bonus for her individual performance and contribution to the Company in 2021. Restricted stock unit grants are made pursuant to the Company’s 2005 Plan and will vest in three equal annual increments after the January 21, 2022 grant date. Figures shown are the number of units/shares. The shares had a value of $40.86 per share at the close of business on January 21, 2022.

(6)	Ms. Solomon was no longer with the Company on January 21, 2022, and did not receive a salary, bonus, or restricted stock unit grant on this date.
(7)	Mr. Hilton was no longer with the Company on January 21, 2022, and did not receive a salary, bonus, or restricted stock unit grant on this date.
Timing of Equity Awards
The Compensation Committee did not grant any stock options under the 2005 Plan to any of our Named Executive Officers during 2021. We do not have any program, plan, or practice to time option grants, RSU awards or any other equity awards to our Named Executive Officers or to any other employee in coordination with the release of material non-public information. The Company’s Board of Directors normally schedule its regular meetings at least a year in advance. Meetings of the Compensation Committee are generally held in connection with the regularly scheduled Board meetings. The meetings are scheduled to meet a number of different timing objectives, including the review of financial results and the review of press releases and filings containing financial results. The Compensation Committee may approve equity awards shortly before or after the public release of financial results or other material information because the Compensation Committee holds its meetings in connection with the Board meetings, not because of a program, plan, or practice to time option grants or other equity awards. We also do not set the grant date of any equity awards to new executives in coordination with the release of material non-public information, and we have not timed, and do not plan to time, the release of material non-public information for the purpose of affecting the value of executive compensation.
Severance and Change of Control Arrangements
Elizabeth W. Solomon, our former Chief Marketing Officer, left the Company on November 29, 2021. Pursuant to a Severance Agreement and Release we entered with Ms. Solomon, she will receive severance payment of $249,132, payable in accordance with our normal pay cycle through July 15, 2022, each such payment less applicable deductions for taxes. Ms. Solomon also received payment of approximately $8,687, representing six-months of COBRA premiums, and will receive a $100,000 bonus on or before April 30, 2022, each such payment less applicable deductions for taxes. In addition, pursuant to this agreement, Ms. Solomon agreed to certain customary confidentiality, non-competition, non-disparagement, and non-solicitation provisions, and agreed to release the Company from certain claims in connection with her employment.
Ronald Hilton, our former Chief Merchandising and Operations Officer, left the Company on December 17, 2021. Pursuant to a Severance Agreement and Release we entered with Mr. Hilton, he will receive severance payment of $216,667, payable in accordance with our normal pay cycle through August 17, 2022, each such payment less applicable deductions for taxes. Mr. Hilton also received a payment of approximately $14,677, representing eight-months of COBRA premiums, less applicable deductions for taxes. Also, the vesting of 11,334 restricted stock units held by Mr. Hilton was accelerated. In addition, pursuant to this agreement, Mr. Hilton agreed to certain customary confidentiality, non-competition, non-disparagement, and non-solicitation provisions, and agreed to release the Company from certain claims in connection with his employment.
Other than those rights offered by the Executive Retention Agreement approved by the Board on February 17, 2020, none of our Named Executive Officers has any contractual right to any severance or change of control payments under any employment or severance agreement, although we do sometimes make severance payments on a case-by-case basis.
The Executive Retention Agreement, the form of which was approved by the Board on February 17, 2020, creates an obligation of the Company to pay severance to certain executive employees, as described in “Compensation Discussion and Analysis—Employment Agreements.” All Named Executive Officers have signed an Executive Retention Agreement.
Our executive officers hold RSUs issued under our 2005 Plan, and the vesting of such awards may be accelerated, under certain circumstances, upon or in connection with a change of control of the Company or upon the termination of the employment of the holder within a period of time after a change of control has occurred. The 2005 Plan provides that if a merger or change of control (as defined in the plan) occurs, outstanding awards will be assumed by the successor or an equivalent award will be substituted, or the award will vest and the participant will have the right to exercise the award. The 2005 Plan also provides that the Board has the power to modify any outstanding awards at any time, by accelerating vesting or otherwise.
In addition, as described above, our Deferred Compensation Plan allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and permits us to make discretionary contributions to participants’ accounts. Participants are fully vested in all amounts deferred and any earnings or losses on those deferrals at all
48 | 2022 Proxy Statement

Compensation Discussion and Analysis / Security Ownership Requirements
times. Upon termination of service due to retirement, disability or death, a participant becomes fully vested in any additional amounts, including any discretionary contributions we make, credited to his or her account. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer, and at December 31, 2021, none of our Named Executive Officers except for Mr. Lee had any funds in the Deferred Compensation Plan.
Security Ownership Requirements
We do not have any policy requiring our Named Executive Officers or directors to own any specified amount of our common stock.
Hedging Policy
We have a policy prohibiting directors, officers and other employees and members of their immediate families from engaging in short sales of our stock or otherwise engaging in any transaction intended to hedge against or profit from any decrease in the market value of our securities.
2022 Proxy Statement | 49

Compensation Committee Report
The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2022 Proxy Statement.
Barclay F. Corbus (Chair)
Joseph J. Tabacco, Jr.
Barbara H. Messing
50 | 2022 Proxy Statement

Compensation Tables and Narratives
Compensation Paid to Executive Officers
The following table sets forth information for the three years ended December 31, 2021 concerning the compensation for services in all capacities to the Company and its subsidiaries as of December 31, 2021, of (i) our principal executive officer during 2021, (ii) our principal financial officer during 2021, (iii) our three most highly compensated executive officers who were serving as such at December 31, 2021 other than our principal executive officer and our principal financial officer, and (iv) up to two additional executive officers who would have been included but were not serving as such at December 31, 2021. We refer to these individuals throughout this Proxy Statement as the “Named Executive Officers.”
The material factors necessary to understand the summary compensation table and the grants of plan-based awards table below are described above in the Compensation Discussion and Analysis and in the footnotes to the summary compensation table.
Summary Compensation Table
Name & Principal Position	Year	Salary (1)	Bonus	Stock Awards (2)	Option Awards (2)	All Other Compensation	Total
Jonathan E. Johnson III (3) Chief Executive Officer and Director (principal executive officer)	2021	$812,019	$195,000	$1,770,800	$—	$30,093	$2,855,412
				$47,500*
	2020	$629,808	$275,000	$451,500	$—	$76,010	$1,527,318
				$95,000*
	2019	$482,116	$500,000	$374,000	$249,680	$72,561	$1,678,357
Adrianne B. Lee (4) Chief Financial Officer (principal financial officer)	2021	$424,616	$140,000	$708,320	$—	$22,743	$1,295,679
	2020	$304,616	$210,000	$135,900	$—	$48,350	$698,866
David J. Nielsen (5) President	2021	$544,039	$125,000	$885,400	$—	$25,527	$1,579,966
	2020	$ 449,039	$ 200,000	$361,200	$—	$24,848	$1,035,087
	2019	$ 384,039	$—	$374,000	$—	$23,444	$781,482
Carter P. Lee (6) Chief Administrative Officer	2021	$351,346	$55,000	$531,240	$—	$28,975	$966,561
	2020	$322,116	$160,000	$180,600	$—	$23,412	$686,128
Meghan E. Tuohig (7) Chief People Officer	2021	$324,231	$75,000	$531,240	$—	$14,394	$944,865

Elizabeth W. Solomon (8) former Chief Marketing Officer	2021	$270,769	$200,000	$520,960	$—	$284,265	$1,275,994

Ronald Hilton (9) former Chief Merchandising and Operations Officer	2021	$311,731	$—	$531,240	$—	$293,034	$1,136,005

*
Relates to restricted stock units of tZERO common stock granted pursuant to the tZERO Plan.As previously disclosed, following the completion of the Pelion Transaction in 2021, we deconsolidated tZERO’s consolidated net assets and noncontrolling interest from our consolidated financial statements and results.

(1)	Amounts shown reflect actual salary paid, which may vary slightly from the salary set by the Compensation Committee, due to salary being calculated on a daily rather than annual basis.
(2)
Amounts shown are the aggregate grant date fair value of the awards, determined in accordance with FASB ASC Topic 718 and do not correspond to the actual value that will be realized by the Named Executive Officers. Assumptions used in the calculation of these amounts are included in Note 16 to our audited financial statements for fiscal year 2021, which are included in our 2021 Form 10-K.

(3)
Mr. Johnson serves as our principal executive officer. Mr. Johnson was given a $195,000 bonus for his individual performance and contribution to the Company in 2021. Mr. Johnson received a grant of 50,000 restricted stock units of tZERO common stock granted pursuant to the tZERO Plan with a grant date value of $47,500 for his service as chairman of the tZERO board of directors in 2021 (this award was made on August 10, 2020, at which time he received 100,000 RSUs with a grant date value of $95,000 for his service for the third quarter of 2020 through the second quarter of 2021 – of which 50,000 RSUs and $47,500 relate to his service in the first and second quarters of 2021). As previously disclosed, following the completion of the Pelion Transaction in 2021, we deconsolidated tZERO’s consolidated net assets and noncontrolling interest from our consolidated financial statements

2022 Proxy Statement | 51

Compensation Tables and Narratives / Summary Compensation Table
and results. Amounts shown in “All Other Compensation” in 2021 for Mr. Johnson include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $17,400; imputed income for group term life insurance in the amount of $7,333; premiums paid by the Company for supplemental disability insurance in the amount of $4,398; Utah State bar dues paid by the Company in the amount of $434; and California State bar dues paid by the Company in the amount of $528 .
(4)
Ms. Lee serves as our principal financial officer. Ms. Lee was given a $100,000 bonus for her individual performance and contribution to the Company in 2021 and a $40,000 bonus for her efforts relating to the completion of certain strategic initiatives. Amounts shown in “All Other Compensation” in 2021 for Ms. Lee include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $17,400; imputed income for group term life insurance in the amount of $953; premiums paid by the Company for supplemental disability insurance in the amount of $3,615; and cellular phone reimbursement in the amount of $775. Ms. Lee was not a Named Executive Officer during 2019; consequently, information for that year is not included.

(5)
Mr. Nielsen serves as our President. Mr. Nielsen was given a $125,000 bonus for his individual performance and contribution to the Company in 2021. Amounts shown in “All Other Compensation” in 2021 for Mr. Nielsen include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $17,400; imputed income for group term life insurance in the amount of $2,834; premiums paid by the Company for supplemental disability insurance in the amount of $4,453; and cellular phone reimbursement in the amount of $840.

(6)
Mr. Lee serves as our Chief Administrative Officer. Mr. Lee was given a $55,000 bonus for his individual performance and contribution to the Company in 2021. Amounts shown in “All Other Compensation” in 2021 for Mr. Lee include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $17,400; imputed income for group term life insurance in the amount of $1,794; premiums paid by the Company for supplemental disability insurance in the amount of $3,691; cellular phone reimbursement in the amount of $840; a gift card in the amount of $250; and a service award in the amount of $5,000, for his 20 years of service. Mr. Lee was not a Named Executive Officer during 2019; consequently, information for that year is not included.

(7)
Ms. Tuohig serves as our Chief People Officer. Ms. Tuohig was given a $75,000 bonus for her individual performance and contribution to the Company in 2021. Amounts shown in “All Other Compensation” in 2021 for Ms. Tuohig include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $11,377; imputed income for group term life insurance in the amount of $713; premiums paid by the Company for supplemental disability insurance in the amount of $1,214; cellular phone reimbursement in the amount of $840; and a gift card in the amount of $250. Ms. Tuohig was not a Named Executive Officer during 2019 or 2020; consequently, information for those years is not included.

(8)
Ms. Solomon served as our Chief Marketing Officer until November 29, 2021. Ms. Solomon was given a $100,000 one-time sign-on bonus and will receive a $100,000 bonus pursuant to her severance agreement. Although Ms. Solomon received 8,000 RSUs on March 30, 2021, with a grant date value of $520,960, such RSU’s that were not accelerated under her severance agreement were forfeited when her employment with the Company ceased. Amounts shown in “All Other Compensation” in 2021 for Ms. Solomon include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $12,760; imputed income for group term life insurance in the amount of $571; severance in the amount of $249,132; a payment of approximately $8,687, representing six-months of COBRA premiums; paid time off in the amount of $12,663; and cellular phone reimbursement in the amount of $452. Ms. Solomon was not a Named Executive Officer during 2019 or 2020; consequently, information for those years is not included.

(9)
Mr. Hilton served as our Chief Merchandising and Operations Officer until December 17, 2021. Although Mr. Hilton received 6,000 RSUs on February 4, 2021, with a grant date value of $531,240, such RSU’s that were not accelerated under his severance agreement were forfeited when his employment with the Company ceased. Amounts shown in “All Other Compensation” in 2021 for Mr. Hilton include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $17,400; imputed income for group term life insurance in the amount of $1,640; premiums paid by the Company for supplemental disability insurance in the amount of $2,318; severance in the amount of $216,667; a payment of approximately $14,677, representing eight-months of COBRA premiums; paid time off in the amount of $37,500; cellular phone reimbursement in the amount of $808; a gift card in the amount of $250; and a service award in the amount of $1,000 with a $774 gross up for taxes, for his 10 years of service. Mr. Hilton was not a Named Executive Officer during 2019 or 2020; consequently, information for those years is not included.

52 | 2022 Proxy Statement

Compensation Tables and Narratives / Grants of Plan-Based Awards
Grants of Plan-Based Awards
The following table sets forth information concerning grants of awards pursuant to plans made to the Named Executive Officers during the year ended December 31, 2021.
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (1)	All Other Equity Awards: Number of Securities Underlying Shares (2)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (3)
Jonathan E. Johnson III (4)	February 4, 2021	20,000			$1,770,800
	August 10, 2020		50,000		$47,500
Adrianne B. Lee	February 4, 2021	8,000			$708,320
David J. Nielsen	February 4, 2021	10,000			$885,400
Carter P. Lee	February 4, 2021	6,000			$531,240
Meghan E. Tuohig	February 4, 2021	6,000			$531,240
Elizabeth W. Solomon (5)	March 30, 2021	8,000			$520,960
Ronald Hilton (6)	February 4, 2021	6,000			$531,240
(1)	Amounts reported relate to RSU grants under our 2005 Plan, which were made on the dates indicated. See “—Elements of Compensation—2005 Plan,” above.
(2)
Amounts reported relate to restricted stock units of tZERO common stock granted pursuant to the tZERO Plan. As previously disclosed, following the completion of the Pelion Transaction in 2021, we deconsolidated tZERO’s consolidated net assets and noncontrolling interest from our consolidated financial statements and results.

(3)
Amounts reported are the grant date fair value of the awards, determined in accordance with FASB ASC Topic 718. The shares with a grant date of February 4, 2021 had a value of $88.54 per share at the close of business on February 4, 2021. The shares with grant date of March 30, 2021 had a value of $65.12 per share, which is the share price at the close of business on March 30, 2021. The awards made pursuant to our 2005 Plan vest in three equal annual increments on the first three anniversaries of the applicable grant date.

(4)
Mr. Johnson received a grant of 50,000 restricted stock units of tZERO common stock granted pursuant to the tZERO Plan with a grant date value of $47,500 for his service as chairman of the tZERO board of directors in 2021 (this award was made on August 10, 2020, at which time he received 100,000 RSUs with a grant date value of $95,000 for his service for the third quarter of 2020 through the second quarter of 2021 – of which 50,000 RSUs and $47,500 relate to his service in the first and second quarters of 2021).

(5)
Ms. Solomon received an award of Overstock RSUs which were to vest in three equal annual increments on the first three anniversaries of the grant date. Ms. Solomon was no longer with the Company as of November 29, 2021, at which time amounts shown in “All Other Stock Awards: Number of Shares of Stock or Units” that were not accelerated under the terms of her severance agreement were forfeited.

(6)
Mr. Hilton received an award of Overstock RSUs which were to vest in three equal annual increments on the first three anniversaries of the grant date. Mr. Hilton was no longer with the Company as of December 17, 2021, at which time amounts shown in “All Other Stock Awards: Number of Shares of Stock or Units” that were not accelerated under the terms of his severance agreement were forfeited.

2022 Proxy Statement | 53

Compensation Tables and Narratives / Outstanding Equity Awards at Fiscal Year-End
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding equity awards held by each Named Executive Officer as of December 31, 2021.
	Stock Awards (1)
Name	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($) (2)	Award Grant Date
Jonathan E. Johnson III	6,667	$393,420	2/13/2019
	33,334	$ 1,967,039	2/17/2020
	20,000	$ 1,180,200	2/4/2021
Adrianne B. Lee	20,000	$ 1,180,200	4/1/2020
	8,000	$472,080	2/4/2021
David J. Nielsen	6,667	$393,420	2/13/2019
	26,667	$ 1,573,620	2/17/2020
	10,000	$590,100	2/4/2021
Carter P. Lee	6,667	$ 393,420	2/13/2019
	13,334	$786,839	2/17/2020
	6,000	$354,060	2/4/2021
Meghan E. Tuohig	3,334	$196,739	2/13/2019
	1,667	$98,370	5/8/2019
	13,334	$786,839	2/17/2020
	6,000	$354,060	2/4/2021
Elizabeth W. Solomon	—	—	—
Ronald Hilton	—	—	—
(1)
Awards shown in this table consist of RSUs granted under the Company’s 2005 Plan. RSUs awarded during 2021, 2020 and 2019 vest over a three-year period commencing on the date of grant in three equal annual increments.

(2)	Market values for Overstock RSU grants have been computed by multiplying the closing market price of Overstock’s common stock on December 31, 2021, which was $59.01, by the number of shares or units.
(3)
Ms. Solomon was no longer with the company as of November 29, 2021. Amounts shown in “Stock Awards” for 2021 for Ms. Solomon, that were not accelerated under the terms of her severance agreement, were forfeited. See “Compensation Discussion and Analysis—Severance and Change of Control Arrangements.”

(4)
Mr. Hilton was no longer with the company as of December 17, 2021. Amounts shown in “Stock Awards” for 2021 for Mr. Hilton, that were not accelerated under the terms of his severance agreement, were forfeited. See “Compensation Discussion and Analysis—Severance and Change of Control Arrangements.”

54 | 2022 Proxy Statement

Compensation Tables and Narratives / Compensation of Directors
Option Exercises and Stock Vested in 2021
The following table sets forth information concerning stock awards that vested during the last fiscal year with respect to the Named Executive Officers.
	Option Awards		Stock Awards (1)
Name	Number of shares acquired on exercise (#)	Value Realized on exercise ($)	Number of Shares Acquired on Vestings (#)	Value Realized on Vestings (2)($)
Jonathan E. Johnson III			25,000	$2,565,096
Adrianne B. Lee			10,000	$687,000
David J. Nielsen			22,667	$2,333,313
Carter P. Lee			18,333	$1,828,101
Meghan E. Tuohig			13,666	$1,346,586
Elizabeth W. Solomon			—	$—
Ronald Hilton			22,667	$1,833,201
(1)	Awards shown in this table consist of RSUs granted under the Company’s 2005 Plan.
(2)
Amount of Value Realized on Vesting is the number of shares of stock acquired upon vesting of RSUs granted under the Company’s 2005 Plan multiplied by the market close price of the Company’s common stock on the vesting date (or the preceding trading day if the vesting date was not a trading day).

Nonqualified Deferred Compensation Plan
We maintain a nonqualified deferred compensation plan for senior management, which also became available to employees making more than $170,000 in 2021. The Deferred Compensation Plan allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and permits us to make discretionary contributions to participants’ accounts. We may, though we have no obligation to, make discretionary contributions on behalf of a participant in the Deferred Compensation Plan, in such form and amount as we deem appropriate. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer. Participants are permitted to select from a limited number of investment alternatives, which are identified below. The investment alternatives were selected by the Company. A participant may change his or her selection of investment funds no more than six times each year. Eligible members of senior management, including the Named Executive Officers, may defer receipt of their compensation, including up to 50% of their salaries and up to 90% of their bonuses. Subject to plan restrictions and subject to prior distribution because of retirement, separation from service for other reasons, disability or death, and subject to other restrictions, each participant designates the timing of his or her distributions and whether payment is to be made in a lump sum or in equal annual installments over a period of up to five years. Subject to various restrictions, a participant may periodically change the timing of his or her distributions. During 2021, none of our Named Executive Officers except Mr. Lee participated in the Deferred Compensation Plan.
Compensation of Directors
The Compensation Committee is responsible for recommending to the Board the compensation of our non-employee directors. The Compensation Committee is empowered to engage outside advisors, experts, and others to assist. As part of its annual review process, the Compensation Committee reviews the non-employee director compensation program to evaluate whether it is competitive with market practices by considering the Company’s historical practices with respect to outside director compensation. The Compensation Committee and Board will continue to monitor compensation trends, competitive practices, tax regulations, and other matters related to non-executive director compensation, and make adjustments as appropriate.
During 2021, we paid our non-employee directors annual cash fees of $75,000 with payments on a quarterly basis, except for our Chairwoman, Allison H. Abraham, who we paid at an annual rate of $150,000, with payments on a quarterly basis. The Compensation Committee also grants RSU awards to our non-employee directors annually, generally at the first Board meeting after the director first joins the Board, and then periodically thereafter. In 2021, the Compensation Committee granted RSUs to our non-employee directors as follows:
2022 Proxy Statement | 55

Compensation Tables and Narratives / Compensation of Directors
Name	Grant Date	Number of Restricted Stock Units (1)	Closing Price of Common Stock on Date
Allison H. Abraham (2)	February 4, 2021	3,000	$88.54
Barclay F. Corbus	February 4, 2021	3,000	$88.54
Joseph J. Tabacco, Jr.	February 4, 2021	3,000	$88.54
Dr. Robert J. Shapiro	February 4, 2021	3,000	$88.54
William B. Nettles, Jr.	February 4, 2021	3,000	$88.54
Barbara H. Messing	February 4, 2021	3,000	$88.54
(1)	The RSUs vest over a three-year period in three equal annual increments on the first, second, and third anniversaries of the grant date.
(2)
Of the 3,000 RSUs that Allison H. Abraham received, 2,700 RSUs were provided for her service as Chairwoman of the Board, and 300 RSUs were provided for her service as Chair of a special committee created to assist with certain strategic initiatives of the Company.

None of our directors or director nominee has any agreement or arrangement with any third party that relates to compensation or other payment in connection with that person’s candidacy or service as a director of the Company. The Board’s determination of the compensation that non-employee directors receive has two components. The first is the amount of time and effort the directors are required to devote to the Company’s business. The second component is the Board’s perception of the approximate value of the grant of the RSUs, based on the recent and historical market values of the underlying common stock, and considering the restricted nature of the grants. The Board attempts to establish the annual grant at a level that, together with the quarterly cash compensation paid to the non-employee directors, provides fair compensation to the non-employee directors for their services to the Company. During 2021, the 2005 Plan provided that awards to any non-employee director plus the cash fees payable to the director during such fiscal year for service as a non-employee director would not exceed $400,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), plus up to an additional $200,000 for service on any special committee of the Board. On an annual basis, the Company’s Chairperson and Chief Executive Officer have historically made recommendations regarding the RSU grants, and the Board members have discussed the proposals.
Jonathan E. Johnson III serves as a member of Overstock’s Board of Directors. Mr. Johnson does not receive any additional compensation for serving as a member of Overstock’s Board of Directors. Consequently, Mr. Johnson is not included in the Director Compensation Table. Mr. Johnson also served as chairman of the tZERO board of directors through the completion of the Pelion Transaction in April 2021, for which he received restricted stock units of tZERO common stock granted pursuant to the tZERO Plan with a grant date value of $47,500 for his service in 2021, as reported in the Summary Compensation Table. As previously disclosed, following the completion of the Pelion Transaction in 2021, we deconsolidated tZERO’s consolidated net assets and noncontrolling interest from our consolidated financial statements and results.
We offered a non-employee director nonqualified deferred compensation plan in 2021, which allowed directors to defer receipt of compensation otherwise payable to them under our existing compensation plans. The terms of the non-employee nonqualified deferred compensation plan were substantially the same as those of our Deferred Compensation Plan for senior management. As of January 2022, we stopped offering this non-employee director nonqualified deferred compensation plan. None of our directors has ever participated in the non-employee director nonqualified deferred compensation plan.
The following table sets forth the compensation paid to or accrued by the Company with respect to each non-employee member of the Board of Directors during the year ended December 31, 2021. We also reimburse our directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings.
56 | 2022 Proxy Statement

Compensation Tables and Narratives / Director Compensation Table
Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Stock Awards (1)($)	All Other Compensation ($)	Total ($)
Allison H. Abraham (2)	$150,000	$265,620	—	$415,620
Barclay F. Corbus	$75,000	$265,620	—	$340,620
Joseph J. Tabacco, Jr.	$75,000	$265,620	—	$340,620
Dr. Robert J. Shapiro	$75,000	$265,620	—	$340,620
William B. Nettles, Jr.	$75,000	$265,620	—	$340,620
Barbara H. Messing	$75,000	$265,620	—	$340,620
(1)
The Stock Awards represent the grant date fair value of restricted stock awards, determined in accordance with FASB ASC Topic 718. At December 31, 2021, the number of RSUs held by each non-employee director was as follows: Ms. Abraham: 11,767; Mr. Corbus: 11,767; Mr. Tabacco: 11,767; Dr. Shapiro: 9,667; Mr. Nettles: 6,334; and Ms. Messing: 5,630. The Stock Awards value has been computed by multiplying the closing market price of Overstock’s common stock on February 4, 2021, which was $88.54, by the number of shares or units.

(2)
Of the $265,620 stock award Allison H. Abraham received, $239,058 was provided for her service as Chairwoman of the Board, and $26,562 was provided for her service as Chair of a special committee created to assist with certain strategic initiatives of the Company.

Potential Payments Upon Termination or Change of Control
Acceleration upon change of control
Other than our Executive Retention Agreement described in “Compensation Discussion and Analysis—Employment Agreements,” and except as described below in connection with a change of control or certain changes following a change of control, none of our Named Executive Officers has any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) to the Named Executive Officer at, following, or in connection with any termination of the Named Executive Officer or change in the Named Executive Officer’s responsibilities.
No Named Executive Officer is entitled to any payment or accelerated benefit in connection with a change of control of the Company, or a change in his or her responsibilities following a change of control, except for potential accelerated vesting of awards granted under our 2005 Plan.
The 2005 Plan has complex definitions of “change of control” and resigning for “good reason.” Generally speaking, a change of control occurs if (i) we sell or liquidate all or substantially all of our assets; (ii) with certain exceptions, someone, including a group, acquires beneficial ownership of 50% or more of our stock; (iii) a change in the composition of our Board occurs within a one-year period, resulting in less than a majority of our directors being persons approved by existing directors; or (iv) any merger or consolidation of the Company occurs with any other corporation, other than one resulting in the voting securities of the Company prior to the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power of the Company or such surviving entity or its parent after such merger or consolidation.
The 2005 Plan is a “double trigger” plan, meaning that unvested awards automatically vest immediately only if (i) there is a change of control and (ii) if stock options and RSUs are assumed or substituted with stock options or RSUs of the surviving company, the participant is terminated or resigns for good reason within 18 months after the change of control. Generally speaking, a resignation is “for good reason” if it results from: (i) the resigning participant having materially reduced duties, title, authority or responsibilities; (ii) the resigning participant having his or her base salary reduced; (iii) the resigning participant having his or her primary work location moved to a facility or a location outside of a 35-mile radius from our present facility or location; or (iv) any act or set of facts or circumstances which would, under applicable case law or statute, constitute a constructive termination of the participant. If the successor entity refuses to assume or substitute for outstanding equity awards, or if the successor entity does not have outstanding common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the participant will fully vest in the award. For purposes of the 2005 Plan, an award will be considered assumed if, following the change of control, the award confers the right to purchase or receive, for each share subject to the award immediately prior to the change of control, the consideration (whether stock, cash, or other securities or property) received in the change of control by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the change of control is not solely common stock of the successor entity or its parent, the
2022 Proxy Statement | 57

Compensation Tables and Narratives / Potential Payments Upon Termination or Change of Control
administrator of the 2005 Plan may, with the consent of the successor entity, provide for the consideration to be received, for each share and each unit/right to acquire a share subject to the award, to be solely common stock of the successor entity or its parent equal in fair market value to the per share consideration received by holders of common stock in the change of control. The 2005 Plan includes provisions intended to prevent violations of Section 409A of the Internal Revenue Code. It also provides that the Board has the power to modify any outstanding awards at any time, by accelerating vesting or otherwise.
The following table shows the estimated potential incremental value of awards that would have vested for our Named Executive Officers as of December 31, 2021 under the acceleration scenarios described above under the 2005 Plan. The accelerated RSU award value is calculated by multiplying the number of accelerated units by the closing price of the underlying shares on December 31, 2021 ($59.01).
Name	Change in Control Only	Change in Control with No Replacement Equity	Change in Control plus Qualifying Termination	Total-With Acceleration ($)
Jonathan E. Johnson III	—	$3,540,659	$3,540,659	$3,540,659
Adrianne B. Lee	—	$1,652,280	$1,652,280	$1,652,280
David J. Nielsen	—	$2,557,139	$2,557,139	$2,557,139
Carter P. Lee	—	$1,534,319	$1,534,319	$1,534,319
Meghan E. Tuohig	—	$1,436,008	$1,436,008	$1,436,008
Elizabeth W. Solomon (1)	—	$—	$—	$—
Ronald Hilton (2)	—	$—	$—	$—
(1)	Ms. Solomon was no longer with the company as of November 29, 2021, at which time her unvested equity awards that were not accelerated under her severance agreement were forfeited.
(2)	Mr. Hilton was no longer with the company as of December 17, 2021, at which time his unvested equity awards that were not accelerated under his severance agreement were forfeited.
The following table shows the estimated potential aggregate amounts our Named Executive Officers could have realized from awards and Deferred Compensation Plan account distributions if their employment had terminated as of the last business day of fiscal 2021, both including and excluding amounts from accelerated vesting of awards as detailed in the table above. The “Total-No Acceleration” column assumes none of the acceleration scenarios covered above has occurred. The “Total-With Acceleration” column assumes acceleration of all unvested awards under one or more of the scenarios covered above.
Name	Aggregate Value of Vested Equity Awards ($)	Deferred Compensation Plan Account Balances (1) ($)	Total-No Acceleration ($)	Aggregate Value of Unvested Equity Awards ($)	Total-With Acceleration ($)
Jonathan E. Johnson III	—	—	—	$3,540,659	$3,540,659
Adrianne B. Lee	—	—	—	$1,652,280	$1,652,280
David J. Nielsen	—	—	—	$2,557,139	$2,557,139
Carter P. Lee	—	$187,798	—	$1,534,319	$1,722,117
Meghan E. Tuohig	—	—	—	$1,436,008	$1,436,008
Elizabeth W. Solomon (2)	—	—	—	$—	$—
Ronald Hilton (3)	—	—	—	$—	$—
(1)	To date we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer.
(2)	Ms. Solomon was no longer with the company as of November 29, 2021, at which time her unvested equity awards that were not accelerated under her severance agreement were forfeited.
(3)	Mr. Hilton was no longer with the company as of December 17, 2021, at which time his unvested equity awards that were not accelerated under his severance agreement were forfeited.
58 | 2022 Proxy Statement

Compensation Tables and Narratives / CEO Pay Ratio
No acceleration of equity awards upon retirement, death, or disability
The vesting of the RSUs outstanding under our 2005 Plan does not accelerate automatically upon retirement, death or disability. We do not have any options outstanding under our 2005 Plan.
Deferred compensation plan
As described above, we have a Deferred Compensation Plan, which allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and also permits us to make discretionary contributions to participants’ accounts. Participants are fully vested in all amounts deferred and any earnings or losses on those deferrals at all times. Upon termination of service due to retirement, disability or death, a participant becomes fully vested in any additional amounts, including any discretionary contributions we make, credited to his or her account. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer. None of our Named Executive Officers except Mr. Lee had any funds in the Deferred Compensation Plan at December 31, 2021.
CEO Pay Ratio
Following is a description of the relationship of the total annual compensation of our median employee identified in 2020 under the below criteria (“Median Employee”), and the total annual compensation of our CEO, Mr. Johnson. We determined to use the Median Employee identified in 2020 because we have a reasonable belief that there have been no changes that would significantly affect our pay ratio disclosure. The basis for our reasonable belief is that there was no change in our employee population or employee compensation arrangements from 2020 to 2021 that we believe would significantly affect our pay ratio disclosure.
39.71 to 1 CEO PAY RATIO
The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2021, our last completed fiscal year:
•	the annual total compensation of our Median Employee was $71,898; and
•	the annual total compensation of our CEO, as reported in the Summary Compensation Table included in this Proxy Statement, was $2,855,412.
•	Based on this information, for 2021 the ratio of the annual total compensation of our CEO, to the annual total compensation of our Median Employee is 39.71 to 1.
Our Median Employee is a full-time, salaried employee located in Carlisle, Pennsylvania, with a base salary for the 12-month period ended December 31, 2021 in the amount of $67,558. With respect to the annual total compensation of our Median Employee, we identified and calculated the elements of such employee’s compensation for the year ended December 31, 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $71,898. The difference between such employee’s annual base salary and the employee’s annual total compensation represents Company provided 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions) in the amount of $2,689, imputed income for group term life insurance in the amount of $436, and a bonus provided by the Company in the amount of $1,215 for efforts made in 2021.
With respect to the annual total compensation of our CEO in 2021, we used the amount reported in the “Total” column of our Summary Compensation Table included in this Proxy Statement.
2020 Median Employee Analysis
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments and estimates that we used in 2020 were as follows:
We determined that, as of October 1, 2020, our employee population consisted of approximately 1,782 individuals working at Overstock.com, Inc. and its consolidated subsidiaries, with 95.3% of these individuals located in the United States, and the remaining 4.7% located in Ireland. Our employee population, after taking into consideration the adjustments permitted
2022 Proxy Statement | 59

Compensation Tables and Narratives / Equity Compensation Plan Information
by SEC rules (as described below), consisted of approximately 1,698 individuals. As permitted by SEC rules, because our non-U.S. employees account for 5% or less of our total employees, we elected to exclude all of our non-U.S. employees. We used our existing internal payroll records to determine that non-U.S. employees accounted for 5% or less of our total employees as of October 1, 2020. The jurisdictions from which we have excluded employees, and the approximate number of employees excluded from each such jurisdiction are as follows:
Country	Approximate No. of Excluded Employees
Ireland	84
The total number of our U.S. and non-U.S. employees irrespective of any exemption permitted by SEC rules was 1,782, and the total number of our U.S. and non-U.S. employees used for our de minimis calculation set forth above was 1,698.
To identify the “median employee” from our employee population, we used our internal records, which track annualized wages and salaries for all of our employees as well as additional pay components such as overtime, paid time off, bonuses, and other benefits provided by the Company to come up with total compensation for each of the 1,698 employees.
Using this methodology, we determined that our “Median Employee” is a full-time, salaried employee located in Carlisle, Pennsylvania, with a base salary for the 12-month period ended December 31, 2020 in the amount of $64,750. With respect to the annual total compensation of our Median Employee, we identified and calculated the elements of such employee’s compensation for the year ended December 31, 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $78,248. The difference between such employee’s annual base salary and the employee’s annual total compensation represents Company provided 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions) in the amount of $1,575 and a bonus provided by the Company in the amount of $11,923 for efforts made in 2020.
With respect to the annual total compensation of our CEO in 2020, we used the amount reported in the “Total” column of our 2020 Summary Compensation Table included in our 2020 Proxy Statement without annualizing the compensation because Mr. Johnson was employed directly or indirectly by the Company during the entirety of 2020.
Equity Compensation Plan Information
The following table provides information as of December 31, 2021 with respect to shares of our common stock that may be issued under our existing equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding restricted stock units (1)	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	662,646	$0	1,680,255
Equity compensation plans not approved by security holders	0	N/A	0
Total	662,646	$0	1,680,255
(1)	At December 31, 2021 we had no Company options or warrants outstanding. The actual exercise price is the par value of the shares, which is $0.0001 per share.
60 | 2022 Proxy Statement

Report of the Audit Committee
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement, the following report shall not be deemed to be incorporated by reference into any such filings.
The following report concerns the Audit Committee’s activities regarding oversight of the Company’s financial reporting and auditing process.
The Audit Committee consists solely of independent directors, as defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.
As described more fully in its charter, the purpose of the Audit Committee is to provide general oversight of the Company’s financial reporting, internal controls, and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board.
The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm based on the information it receives, discussions with management and the independent registered public accounting firm and the experience of the Audit Committee’s members in business, financial and accounting matters.
Among other matters, the Audit Committee monitors and approves the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee has authority and responsibility for the appointment, compensation, retention, and oversight of the independent registered public accounting firm. The Audit Committee also reviews the results of the external audit work regarding the adequacy and appropriateness of the Company’s financial, accounting, and internal controls.
The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm (i) the consolidated financial statements as of December 31, 2021 and 2020 and for each of the years in the three-year period ended December 31, 2021, (ii) management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2021, and (iii) the independent registered public accounting firm’s audit of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2021. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable auditing standards of the PCAOB and the requirements of the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the review and discussions referred to above with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Commission.
Members of the Audit Committee
Allison H. Abraham (Chair)
Dr. Robert J. Shapiro
William B. Nettles, Jr.
2022 Proxy Statement | 61

Share Ownership of Management, Directors, Nominees and 5% Stockholders
The following table sets forth information regarding the beneficial ownership of our common stock, Series A-1 Preferred Stock and Series B Preferred Stock as of March 14, 2022 (except as otherwise noted below) by the following individuals or groups:
•	each person or entity who is known by us to own beneficially more than 5% of our outstanding stock;
•	each of our Named Executive Officers;
•	each of our directors and nominees; and
•	all directors and executive officers as a group.
The table is based upon information supplied by officers, directors, nominees and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as otherwise indicated below or in the referenced filings, and subject to applicable community property laws, to our knowledge the persons named in the table have sole voting and investment power with respect to all shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock held by them. Applicable percentages are based on [43,195,155] shares of common stock, 4,203,576 shares of Series A-1 Preferred Stock, and 356,713 shares of Series B Preferred Stock outstanding as of March 14, 2022, except as otherwise indicated below, and as adjusted as required by rules promulgated by the SEC. To our knowledge, at March 14, 2022, none of the persons or entities described above was the beneficial owner of any shares of our Series B Preferred Stock. Amounts based on Schedule 13D and 13G filings are as of December 31, 2021 unless otherwise noted.
	Common Stock Shares Beneficially Owned		Series A-1 Preferred Stock Shares Beneficially Owned		Series B Preferred Stock Shares Beneficially Owned
Beneficial Owner (Name and Address)	Number (1)	Percent	Number	Percent	Number Percent
5% Stockholders
Invesco Ltd. (“Invesco Ltd.”) 1555 Peachtree Street NE, Suite 1800 Atlanta, GA 30309	4,797,717 (2)	11.2%	—	—	—
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	4,062,852 (3)	9.45%	—	—	—
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	3,529,797 (4)	8.2%	—	—	—
William Blair Investment Management, LLC 150 North Riverside Plaza Chicago, IL 60606	2,963,442 (5)	6.9%	—	—	—
Directors, Nominees and Named Executive Officers
Allison H. Abraham	[89,366]	*	8,206	*	—
Barclay F. Corbus	[44,313]	*	4,734	*	—
Joseph J. Tabacco, Jr.	[70,866]	*	12,090	*	—
Dr. Robert J. Shapiro	[9,666]	*	—	*	—
William B. Nettles, Jr.	[2,666]	*	—	*	—
Barbara H. Messing	[2,314]	*	—	*	—
Jonathan E. Johnson III	[118,918]	*	8,405	*	—
Adrianne B. Lee	[18,854] (6)	*	—	*	—
62 | 2022 Proxy Statement

Share Ownership of Management, Directors, Nominees and 5% Stockholders
	Common Stock Shares Beneficially Owned		Series A-1 Preferred Stock Shares Beneficially Owned		Series B Preferred Stock Shares Beneficially Owned
Beneficial Owner (Name and Address)	Number (1)	Percent	Number	Percent	Number Percent
David J. Nielsen	[34,175]	*	623	*	—
Carter P. Lee	[24,985]	*	2,717	*	—
Meghan E. Tuohig	[21,421]	*	1,429	*	—
Elizabeth W. Solomon (7)	—	—	—	—	—
Ronald Hilton (8)	—	—	—	—	—
Directors and Executive Officers as a Group (18 persons)	[484,237] (9)	[1.1]%	[39,378]	[ ]%	—
*	Less than 1% of the outstanding shares of common stock.
(1)	No Director, Nominee, or Named Executive Officer has any shares issuable under stock-based awards within 60 days after the Record Date except for Ms. Lee.
(2)
Invesco Ltd. (“Invesco Ltd.”) has shared voting and dispositive power over these shares. The information regarding these shares is based solely on a Schedule 13G/A filing made by Invesco Ltd. (“Invesco Ltd.”) on February 9, 2022.

(3)
The Vanguard Group has shared voting and dispositive power over these shares. The information regarding these shares is based solely on a Schedule 13G/A filing made by The Vanguard Group on February 9, 2022.

(4)
BlackRock, Inc. has shared voting and dispositive power over these shares. The information regarding these shares is based solely on a Schedule 13G/A filing made by BlackRock, Inc. on February 2, 2022.

(5)
William Blair Investment Management, LLC has shared voting and dispositive power over these shares. The information regarding these shares is based solely on a Schedule 13G/A filing made by William Blair Investment Management, LLC on February 9, 2022.

(6)	Ms. Lee’s shares include 10,000 shares issuable under stock-based awards within 60 days after the Record Date.
(7)	Ms. Solomon left the Company on November 29, 2021, and the Company does not have access to information regarding her ownership.
(8)	Mr. Hilton left the Company on December 17, 2021, and the Company does not have access to information regarding his ownership.
(9)	Shares include 10,000 shares issuable under stock-based awards within 60 days of the Record Date.
The Company is not aware of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.
2022 Proxy Statement | 63

Other Information
Certain Relationships and Related Party Transactions
Since January 1, 2021, there has not been, and there is not currently proposed, any transaction or series of similar transactions requiring disclosure under Item 404 of Regulation S-K except as described below. We compensate our directors and officers as described above.
From time to time, we employ relatives of our directors and executive officers. During 2021 we did not pay any such relative more than $120,000. Although we do not currently propose to pay any such relative more than $120,000 in 2022, the amount paid to a relative of a Named Executive Officer could exceed $120,000 in 2022 or in future years.
On January 26, 2021, Medici Ventures announced in a tender offer, its offer to pay cash for all outstanding options and warrants to purchase shares of Medici Ventures common stock. The following Named Executive Officers and members of the Board, Mr. Johnson, Mr. Corbus, and Dr. Shapiro, participated in the tender offer and exchanged their options or warrants to purchase Medici Ventures common stock for cash. Mr. Johnson received $640,738 in exchange for his outstanding options to purchase shares of Medici Ventures common stock. Mr.  Corbus and Dr. Shapiro received amounts less than $120,000 in exchange for their outstanding options or warrants to purchase Medici Ventures common stock.
In February 2021, we hired Method Communications to perform certain public relations work for the Company. Method Communications billed us $283,250 for services in 2021. The contract with Method Communications is subject to annual renewals. Mr. Johnson’s brother is an employee of Method Communications. The Audit Committee approved this transaction, in accordance with its Policies and Procedures Regarding Related Party Transactions.
On March 15, 2021, Mr. Johnson was granted 288,972 restricted stock units in tZERO with a grant date value of $233,284. This award was granted at tZERO’s discretion to holders of tZERO equity, to preserve the prior ownership interests in tZERO, following the Company’s transaction with Pelion Venture Partners, which closed in April 2021.
During 2021, we sold an aggregate of approximately $11.5 million dollars of merchandise through our website that was primarily listed by the following separate companies: Liberty Furniture, Primitive Collections, Intercon and Westwood (the “Merchandise Suppliers”). During part of 2021, the wife of Ronald Hilton, our former Chief Merchandising and Operations Officer, worked as an independent sales representative for the Merchandise Suppliers and received compensation for her work. Because Mrs. Hilton was not employed by the Company, we do not know the amount of compensation she received in connection with these transactions. As stated above, as of December 17, 2021, Mr. Hilton ceased to be employed by the Company.
Please see our discussion under “The Board—Policies and Procedures Regarding Related Party Transactions” for a description of our policies and procedures relating to related party transactions.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act of 1934, requires our officers and directors, and persons who own more than ten percent (10%) of our common stock, to file certain reports regarding ownership of, and transactions in, our securities with the SEC.
Based solely on a review of copies of reports furnished to us or written representations that no reports were required, we believe that all such Section 16(a) filing requirements were met in the last fiscal year, except Joseph J. Tabacco, Jr.’s Form 4 filed on November 9, 2021 and Elizabeth W. Solomon’s Form 4 filed on April 2, 2021.
Householding
Stockholders who share an address may receive only a single copy of the Proxy Statement, notice of internet availability and 2021 Form 10-K, unless the Company has received contrary instructions from one or more of the stockholders. This is known as householding. Stockholders who desire either to receive multiple copies of these materials, or to receive only a single copy in the future, should contact their broker or other nominee or, if a stockholder of record, the Company at the address shown below. We will promptly deliver a separate copy of any of these materials to any stockholder who contacts our investor relations department at 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mailing Overstock Investor Relations at ir@overstock.com.
64 | 2022 Proxy Statement

Other Information / Procedure for Nominating Directors for Election at an Annual Meeting or a Special Meeting
Stockholders of record residing at the same address and currently receiving multiple copies of the proxy materials may contact our registrar and transfer agent, Computershare Trust Company, N.A. (“Computershare”), to request that only a single copy of the proxy materials be mailed in the future. You may contact Computershare by phone at (877) 373-6374 or (781) 575 2879 or by first class/registered/certified mail at Computershare Investor Services, PO BOX 505000, Louisville, KY 40233 or courier service at Computershare Investor Services, 462 South 4th Street Suite 1600, Louisville, KY 40202.
Procedure for Nominating Directors for Election at an Annual Meeting or a Special Meeting
Stockholders may nominate directors for election at an annual meeting or at a special meeting at which directors are to be elected, provided that the nomination satisfies the requirements set forth in the Company’s Bylaws. As summarized below, the Bylaws provide that in order for a stockholder nomination to be properly made, such stockholder must (i) be a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Company) both at the time of giving the notice required by the Bylaws and at the time of the meeting, (ii) be entitled to vote at the meeting, and (iii) have complied with the applicable provisions of the Bylaws as to such nomination. As summarized below, the advance notice provisions require a stockholder to give timely notice of a director nomination in proper written form to the Corporate Secretary of the Company at the Company’s principal executive offices, Attention: Corporate Secretary, and must have provided any updates or supplements to such notice at the times and in the forms required by the Company’s Bylaws.
For a stockholder to give timely notice of a director nomination for an annual meeting, the notice must be received by the Corporate Secretary at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than sixty 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure (as defined in the Bylaws) of the date of such annual meeting was first made. Director nominations to be made at the 2023 annual meeting of stockholders must be received by the Corporate Secretary of the Company at the Company’s principal executive offices not earlier than January 12, 2023 nor later than February 11, 2023.
For a stockholder to give timely notice of a director nomination for a special meeting at which directors are to be elected, the notice must be received by the Corporate Secretary at the Company’s principal executive offices not earlier than the 120th day prior to such special meeting and not later than the 90th day prior to such special meeting or, if later, the 10th day following the day on which public disclosure of the date of such special meeting was first made.
To be in proper written form, a stockholder’s notice to the Corporate Secretary of the Company must set forth all of the information required by our Bylaws, including (i) as to each Nominating Person (as defined in our Bylaws) certain information about each Nominating Person, (ii) as to each Nominating Person, certain information about Disclosable Interests, as defined in our Bylaws, and (iii) certain information about each person whom a Nominating Person proposes to nominate for election as a director, as specified in our Bylaws. In addition, the Company may require any proposed nominee to furnish such other information (i) as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company in accordance with applicable requirements or (ii) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee. The information provided must also be updated and supplemented under certain circumstances as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement of the meeting, all as set forth in the Bylaws, and any such updates and supplements must be delivered to the Corporate Secretary of the Company at the Company’s principal executive offices by the dates described in the Bylaws. In addition to the requirements of our Bylaws, each Nominating Person must comply with all applicable requirements of the Exchange Act.
The requirements for providing advance notice of a director nomination as summarized above are qualified in their entirety by our Bylaws, which we recommend that you to read in order to comply with the requirements for making a director nomination. You may contact the Company’s Corporate Secretary at our principal executive offices for a copy of our current Bylaws, including the relevant provisions regarding the requirements for making stockholder proposals and nominating director candidates, or you may refer to the copy of our Bylaws filed with the SEC on February 25, 2022 as Exhibit 3.2 to our 2021 Form 10-K, available at https://www.sec.gov. In addition to the requirements of our Bylaws, each Proposing Person (as defined in our Bylaws) must comply with all applicable requirements of the Exchange Act.
2022 Proxy Statement | 65

Other Information / Procedure for Submitting Other Matters at an Annual Meeting
Procedure for Submitting Other Matters at an Annual Meeting
Except for proposals properly made in accordance with Rule 14a-8 under the Exchange Act and included in the notice of meeting given by or at the direction of the Board of Directors, for all other matters not included in our proxy materials to be properly brought before the next annual meeting of stockholders of the Company, a stockholder’s notice of the matter that the stockholder wishes to present must be delivered to the Corporate Secretary of the Company, in compliance with the procedures and along with the other information required by our Bylaws. As summarized below, the Bylaws provide that in order for stockholder business to be properly brought before an annual meeting by a stockholder, such stockholder must (i) be a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Company) both at the time of giving the notice required by the Bylaws and at the time of the meeting, (ii) be entitled to vote at the meeting, and (iii) have complied with the applicable provisions of the Bylaws as to such business. In addition, such stockholder must have given timely notice of the proposed business and related matters in proper written form to the Corporate Secretary of the Company at the Company’s principal executive offices, Attention: Corporate Secretary, and must have provided any updates or supplements to such notice at the times and in the forms required by the Company’s Bylaws. Stockholders are not permitted to propose business to be brought before a special meeting of the stockholders.
To be timely, a stockholder proposal must be received by the Corporate Secretary of the Company at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. Stockholder proposals to be presented at the 2023 annual meeting of stockholders must be received by the Corporate Secretary of the Company at the Company’s principal executive offices not earlier than January 12, 2023 nor later than February 11, 2023.
To be in proper written form, a stockholder’s proposal delivered to the Corporate Secretary of the Company must set forth as to each matter of business the stockholder intends to bring before the annual meeting the information specified in our Bylaws, including (i) certain information about each Proposing Person (as defined in our Bylaws), (ii) certain information about Disclosable Interests, as defined in our Bylaws and (iii) certain information about the proposed business and related matters as required by our Bylaws. The information provided must also be updated and supplemented under certain circumstances as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement of the meeting, all as set forth in the Bylaws, and any such updates and supplements must be delivered to the Corporate Secretary of the Company at the Company’s principal executive offices by the dates described in the Bylaws.
The requirements for providing advance notice of stockholder business as summarized above are qualified in their entirety by our Bylaws, which we recommend that you to read in order to comply with the requirements for bringing a proposal.
Procedure for Submitting Rule 14a-8 Stockholder Proposals
Any stockholder proposal intended to be included in the Company’s Proxy Statement for the next annual meeting of stockholders of the Company pursuant to Rule 14a-8 under the Exchange Act must be received by the Corporate Secretary of the Company at the Company’s principal executive offices not later than November 23, 2022. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s Proxy Statement, then notice must be received within a reasonable time before the Company begins to print and send its proxy materials. Upon such an occurrence, the Company will publicly announce the deadline for submitting a proposal by means of disclosure in a press release or in a document filed with the SEC. As the rules of the SEC make clear, however, simply submitting a proposal does not guarantee its inclusion.
66 | 2022 Proxy Statement

Other Information / Other Matters That May Come Before the Annual Meeting
Other Matters That May Come Before the Annual Meeting
The Board knows of no matters other than those stated in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interests of Overstock and its stockholders.
By Order of the Board,

Allison H. Abraham
Chairwoman of the Board of Directors
March [23], 2022
Midvale, Utah
2022 Proxy Statement | 67

Appendix A
Proposed Amendment to the Amended and Restated Certificate of Designation of Digital Voting Series A-1 Preferred Stock of Overstock.com, Inc. Relating to the Series A-1 Preferred Proposal
CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF DESIGNATION
OF
DIGITAL VOTING SERIES A-1 PREFERRED STOCK
OF
OVERSTOCK.COM, INC.
Pursuant to Section 242 of the
General Corporation Law of the State of Delaware
Overstock.com, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that:
FIRST: The Amended and Restated Certificate of Designation of Digital Voting Series A-1 Preferred Stock of the Corporation, filed with the Secretary of State of the State of Delaware on March 24, 2020 (the “Certificate of Designation”), is hereby amended to add a new paragraph (e) to Section 7 thereof to read as follows:
(e) Conversion to Common Stock. Each outstanding share of Series A-1 Preferred shall automatically, without any action on the part of the holder thereof, convert into 0.90 of a share of Common Stock (the “Automatic Conversion”) immediately following the effective time of the Certificate of Amendment of the Amended and Restated Certificate of Designation of Digital Voting Series A-1 Preferred Stock of the Corporation amending such Amended and Restated Certificate of Designation to add this paragraph (e) to Section 7 (such effective time, the “Conversion Effective Time”). Notwithstanding the prior sentence, no fractional shares of Common Stock shall be issued upon the Automatic Conversion and, in lieu thereof, the Corporation shall pay to each such holder otherwise entitled to receive a fractional share of Common Stock as a result of the Automatic Conversion (after aggregating all fractional shares such holder would be entitled to receive) an amount in cash (without interest) equal to the product of such fraction of a share and the closing sale price of a share of Common Stock on the Nasdaq Global Market on the trading day immediately preceding the date on which the Conversion Effective Time occurs. The shares of Common Stock issued in connection with the Automatic Conversion initially shall be uncertificated.
SECOND: The foregoing amendment was duly approved and adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law.
[Signature Page Follows]
2022 Proxy Statement | A-1

Appendix A
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the     day of         , 2022.
OVERSTOCK.COM, INC.

By:
Name:
Title:
A-2 | 2022 Proxy Statement

Appendix B
Proposed Amendment to the Amended and Restated Certificate of Designation of Voting Series B Preferred Stock of Overstock.com, Inc. Relating to the Series B Preferred Proposal
CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF DESIGNATION
OF
VOTING SERIES B PREFERRED STOCK
OF
OVERSTOCK.COM, INC.
Pursuant to Section 242 of the
General Corporation Law of the State of Delaware
Overstock.com, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that:
FIRST: The Amended and Restated Certificate of Designation of Voting Series B Preferred Stock of the Corporation, filed with the Secretary of State of the State of Delaware on March 24, 2020 (the “Certificate of Designation”), is hereby amended to add a new Section 11 to read as follows:
Section 11. Conversion to Common Stock. Each outstanding share of Series B Preferred shall automatically, without any action on the part of the holder thereof, convert into 0.90 of a share of Common Stock (the “Automatic Conversion”) immediately following the effective time of the Certificate of Amendment of the Amended and Restated Certificate of Designation of Voting Series B Preferred Stock of the Corporation amending such Amended and Restated Certificate of Designation to add this Section 11 (such effective time, the “Conversion Effective Time”). Notwithstanding the prior sentence, no fractional shares of Common Stock shall be issued upon the Automatic Conversion and, in lieu thereof, the Corporation shall pay to each such holder otherwise entitled to receive a fractional share of Common Stock as a result of the Automatic Conversion (after aggregating all fractional shares such holder would be entitled to receive) an amount in cash (without interest) equal to the product of such fraction of a share and the closing sale price of a share of Common Stock on the Nasdaq Global Market on the trading day immediately preceding the date on which the Conversion Effective Time occurs. The shares of Common Stock issued in connection with the Automatic Conversion initially shall be uncertificated.
SECOND: The foregoing amendment was duly approved and adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law.
[Signature Page Follows]
2022 Proxy Statement | B-1

Appendix B
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the     day of         , 2022.
OVERSTOCK.COM, INC.

By:
Name:
Title:
B-2 | 2022 Proxy Statement

Appendix C
Opinion of Financial Advisor

March 3, 2022
Overstock.com, Inc.
799 W. Coliseum Way
Midvale, Utah 84047
Attn: Board of Directors
Dear Members of the Board:
We understand that Overstock.com, Inc. (“Overstock”) intends to effect (i) an amendment (the “Series A-1 Certificate of Designation Amendment”) to the Amended and Restated Certificate of Designation of Digital Voting Series A-1 Preferred Stock of Overstock, pursuant to which each share of Digital Voting Series A-1 Preferred Stock, par value $0.0001 per share (“Series A-1 Preferred Stock”), of Overstock will automatically convert (the “Series A-1 Conversion”) into 0.90 of a share (the “Series A-1 Conversion Ratio”) of Common Stock, par value $0.0001 per share (“Common Stock”), of Overstock and (ii) an amendment (the “Series B Certificate of Designation Amendment” and, together with the Series A-1 Certificate of Designation Amendment, the “Amendments”) to the Amended and Restated Certificate of Designation of Voting Series B Preferred Stock of Overstock pursuant to which each share of Voting Series B Preferred Stock, par value $0.0001 per share (“Series B Preferred Stock”), of Overstock will automatically convert (the “Series B Conversion” and, together with the Series A-1 Conversion, the “Conversions”) into 0.90 of a share (the “Series B Conversion Ratio”) of Common Stock.
The Board of Directors (the “Board”) of Overstock has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Board as to whether, as of the date hereof (i) the Series A-1 Conversion Ratio provided for in the Series A-1 Conversion pursuant to the Series A-1 Certificate of Designation Amendment is fair, from a financial point of view, to Overstock and (ii) the Series B Conversion Ratio provided for in the Series B Conversion pursuant to the Series B Certificate of Designation Amendment is fair, from a financial point of view, to Overstock.
In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:
1.	reviewed the Amended and Restated Certificate of Designation of Digital Voting Series A-1 Preferred Stock of Overstock;
2.	reviewed the Amended and Restated Certificate of Designation of Voting Series B Preferred Stock of Overstock;
3.	reviewed a draft, received by us on February 25, 2022, of the Series A-1 Certificate of Designation Amendment;
4.	reviewed a draft, received by us on February 25, 2022, of the Series B Certificate of Designation Amendment;
5.	reviewed certain publicly available business and financial information relating to Overstock that we deemed to be relevant;
6.
spoken with certain members of the management of Overstock and certain of its representatives and advisors regarding the business, operations, financial condition and prospects of Overstock, the rights and privileges of the Series A-1 Preferred Stock and Series B Preferred Stock, the Conversions and related matters;

7.	reviewed the current and historical market prices and trading volumes for the Series A-1 Preferred Stock, Series B Preferred Stock and Common Stock;
8.	applied various discount ranges for illiquidity based on studies and option-pricing models we deemed relevant;
9.
performed a dividend discount analysis of the preferred dividends payable on the Series A-1 Preferred Stock and the Series B Preferred Stock based on assumptions discussed with Overstock management (the “Preferred Stock Dividend Assumptions”); and

2022 Proxy Statement | C-1

Appendix C
10.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.
We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. For purposes of our analyses and this Opinion, with your consent, (i) we did not perform any financial analyses to evaluate the value of the Company, whether to derive valuation references ranges for the Common Stock, Series A-1 Preferred Stock or Series B Preferred Stock, or otherwise and (ii) we have assumed that recent trading prices of the Common Stock provide a reasonable basis upon which to evaluate the Common Stock and, subject to taking into account the preferred dividends payable thereon and discounts for illiquidity, the Series A-1 Preferred Stock and Series B Preferred Stock. In addition, management of Overstock has advised us, and directed us to assume, that the Preferred Stock Dividend Assumptions have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the preferred dividends payable on the Series A-1 Preferred Stock and Series B Preferred Stock, and we express no view or opinion with respect to such Preferred Stock Dividend Assumptions. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Overstock since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.
We have relied upon and assumed, without independent verification, that (a) all conditions to the consummation of the Conversions will be satisfied without waiver thereof, and (b) the Conversions will be consummated in a timely manner in accordance with the terms described in the Amendments and such other related documents and instruments, without any amendments or modifications. We have relied upon and assumed, without independent verification, that (i) the Conversions will be consummated in a manner that complies in all respects with all applicable foreign, federal, state and local statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Conversions will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Conversions, Overstock or any expected benefits of the Conversions that would be material to our analyses or this Opinion. In addition, we have relied upon and assumed, without independent verification, that the final forms of the Amendments will not differ in any respect from the respective drafts of the Amendments identified above.
Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of Overstock or any other party, nor were we provided with any such appraisal or evaluation. We did not estimate, and express no opinion regarding, the liquidation value of any entity or business. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Overstock is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which Overstock is or may be a party or is or may be subject.
We have not been requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Conversions, the securities, assets, businesses or operations of Overstock or any other party, or any alternatives to the Conversions, (b) negotiate the terms of the Conversions, (c) advise the Board, Overstock or any other party with respect to alternatives to the Conversions, or (d) identify, introduce to the Board, Overstock or any other party, or screen for creditworthiness, any prospective investors, lenders or other participants in the Conversions. This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Conversions, and this Opinion does not purport to address potential developments in any such markets. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. We are not expressing any opinion as to the price or range of prices at which Common Stock, Series A-1 Preferred Stock or Series B Preferred Stock may be purchased or sold, or otherwise be transferable, at any time.
This Opinion is furnished for the use of the Board (in its capacity as such) in connection with its evaluation of the Conversions and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Board, Overstock, any security holder or any other party as to how to act or vote with respect to any matter relating to the Conversions or otherwise.
C-2 | 2022 Proxy Statement

Appendix C
In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, Overstock or any other party that may be involved in the Conversions and their respective affiliates or security holders or any currency or commodity that may be involved in the Conversions.
Houlihan Lokey and certain of its affiliates have in the past provided investment banking, financial advisory and/or other financial or consulting services to the Company and/or certain of its affiliates, for which Houlihan Lokey and its affiliates have received compensation. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to Overstock, other participants in the Conversions or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, Overstock, other participants in the Conversions or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.
We will receive a fee for rendering this Opinion which is not contingent upon the successful completion of the Conversions. In addition, Overstock has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.
We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Board, Overstock, its security holders or any other party to proceed with or effect the Conversions, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Conversions or otherwise (other than the Series A-1 Conversion Ratio and the Series B Conversion Ratio to the extent expressly specified herein), (iii) the fairness of any portion or aspect of the Conversions to the holders Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock or any other class of securities, creditors or other constituencies of Overstock, or to any other party (including, without limitation, the potential dilutive or other effects of the Conversions), (iv) the fairness of the Series A-1 Conversion Ratio relative to the fairness of the Series B Conversion Ratio, (v) the relative merits of the Conversions as compared to any alternative business strategies or transactions that might be available for Overstock or any other party, (vi) the fairness of any portion or aspect of the Conversions to any one class or group of Overstock’s or any other party’s security holders or other constituents vis-à-vis any other class or group of Overstock’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vii) the appropriate capital structure of Overstock, whether Overstock should be issuing debt or equity securities or a combination of both in the Conversions, (viii) whether or not Overstock, its security holders or any other party is receiving or paying reasonably equivalent value in the Conversions, (ix) the solvency, creditworthiness or fair value of Overstock or any other participant in the Conversions, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (x) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Conversions, any class of such persons or any other party, relative to the Series A-1 Conversion Ratio, the Series B Conversion Ratio or otherwise. Furthermore, we are not expressing any opinion, counsel or interpretation regarding matters that require legal, regulatory, environmental, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Board, on the assessments by the Board, Overstock and their respective advisors, as to all legal, regulatory, accounting, insurance, tax and other similar matters with respect to Overstock and the Conversions or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.
Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, (i) the Series A-1 Conversion Ratio provided for in the Series A-1 Conversion pursuant to the Series A-1 Certificate of Designation Amendment is fair, from a financial point of view, to Overstock and (ii) the Series B Conversion Ratio provided for in the Series B Conversion pursuant to the Series B Certificate of Designation Amendment is fair, from a financial point of view, to Overstock.
Very truly yours,
/s/ Houlihan Lokey Capital, Inc.
HOULIHAN LOKEY CAPITAL, INC.
2022 Proxy Statement | C-3

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

overstock VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to www.envisionreports.com/OSTK or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/OSTK

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2022 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR the nominees listed in Proposal 1 (term to expire at the 2025 annual stockholder meeting), FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, and FOR Proposal 5.

\+

Nominee	For	Withhold
01 - Joseph J. Tabacco, Jr.	☐	☐
02 - Dr. Robert J. Shapiro	☐	☐
03 - Barbara H. Messing	☐	☐

C 1234567890 JNT
1 U P X 5 2 8 7 9 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

\+

03KN5E

The 2022 Annual Meeting of Stockholders of Overstock.com, Inc. will be held on Thursday, May 12, 2022 at 1:00 p.m Mountain Time, virtually via the internet at www.meetnow.global/MDDV5FJ

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/OSTK

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy/Voting Instructions — Overstock.com, Inc. Annual Stockholder Meeting — May 12, 2022

Proxy Solicited by Board of Directors for Annual Meeting — May 12, 2022

The undersigned, having received the Proxy Statement and Notice of Annual Meeting, each dated March [23], 2022, hereby appoints Jonathan E. Johnson III and E. Glen Nickle, or either of them, as proxies and attorneys-in-fact, each with full power of substitution and re-substitution, to represent the undersigned at the Annual Meeting of Stockholders of Overstock.com, Inc. (the "Company") to be held virtually at 1:00 p.m. Mountain Time on May 12, 2022, including any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting, including all shares of common stock, Digital Voting Series A-1 Preferred Stock and Voting Series B Preferred Stock, on all matters, including the election of any person to the Board in place of any nominee who is unable or unwilling to serve.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, AND FOR PROPOSAL 5. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

If the undersigned is a participant in the Overstock.com, Inc. 401(k) Plan, the undersigned hereby instructs the fiduciary of the Overstock.com, Inc. 401(k) Plan to vote, as designated on the reverse side, all shares of Overstock.com, Inc. that are credited to the account(s) of the undersigned (whether vested or not) in the 401(k) Plan at the Annual Meeting of Stockholders to be held on May 12, 2022 and at any adjournment or postponement thereof. If no voting instructions are given, the Administrator of the 401(k) plan, which is composed of members of the Board of Directors including management personnel, may instruct the fiduciary to vote the shares.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY/VOTING INSTRUCTIONS ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark box to the right if you plan to attend the Annual Meeting. ☐